                                                                     Exhibit 4.1

                        OWENS & MINOR, INC., as Issuer


                                      and


                 THE GUARANTORS NAMED HEREIN, as Guarantors to


                           SUNTRUST BANK, as Trustee


                         SENIOR SUBORDINATED INDENTURE


                           Dated as of July 2, 2001


                           Providing for Issuance of


                 Senior Subordinated Debt Securities in Series

Reconciliation and tie between Senior Subordinated Indenture, dated as of July 2, 2001 (the "Indenture") and the Trust Indenture Act of 1939, as amended.
              ---------

Trust Indenture Act                                Indenture
of 1939 Section                                    Section
---------------                                    -------
310(a)(1)......................................      6.9
                                                                     (a)(2)  6.9
                                                                     (a)(3)  TIA
                                                            (a)(4)Not Applicable
                                                                     (a)(5)  TIA
                                                               (b)6.8; 6.10; TIA

                                                                     311(a)  TIA
                                                                     (b)     TIA

                                                                     312(a) 10.1
                                                                     (b)     TIA
                                                                     (c)     TIA

                                                                 313(a)10.3; TIA
                                                                     (b)     TIA
                                                                     (c)     TIA
                                                                     (d)     TIA

                                                                 314(a)10.4; TIA
                                                               (b)Not Applicable
                                                                     (c)(1)  1.2
                                                                     (c)(2)  1.2
                                                            (c)(3)Not Applicable
                                                               (d)Not Applicable
                                                                     (e)     TIA
                                                                     (f)     TIA

                                                                     315(a)  6.1
                                                                     (b)     6.2
                                                                     (c)     6.1
                                                                     (d)(1)  TIA
                                                                     (d)(2)  TIA
                                                                     (d)(3)  TIA
                                                                     (e)     TIA

316(a)(last sentence)..........................      1.1
                                                               (a)(1)(A)5.2; 5.8
                                                                    (a)(l)(B)5.7
                                                                    (b)5.9; 5.10
                                                                     (c)     TIA

317(a)(1)......................................                              5.3
                                                                     (a)(2)  5.4
                                                                     (b)     9.3

                                                                     318(a) 1.12
                                                                     (b)     TIA
                                                                    (c)1.12; TIA


This reconciliation and tie section does not constitute part of the Indenture.

                                Table of Contents
                                -----------------

                                                                                                                      Page
                                                                                                                      ----
                                                  ARTICLE 1.
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION............................................................      1

         Section 1.1       Definitions.............................................................................      1
         Section 1.2       Compliance Certificates and Opinions....................................................      1
         Section 1.3       Form of Documents Delivered to Trustee..................................................      1
         Section 1.4       Acts of Holders.........................................................................      1
         Section 1.5       Notices, Etc., to Trustee, Company and Guarantors.......................................      1
         Section 1.6       Notice to Holders; Waiver...............................................................      1
         Section 1.7       Headings and Table of Contents..........................................................      1
         Section 1.8       Successor and Assigns...................................................................      1
         Section 1.9       Separability............................................................................      1
         Section 1.10      Benefits of Indenture...................................................................      1
         Section 1.11      Incorporators, Officers and Directors of the Company Exempt from Individual Liability...      1
         Section 1.12      Governing Law; Conflict with Trust Indenture Act........................................      1
         Section 1.13      Legal Holidays..........................................................................      1
         Section 1.14      Moneys of Different Currencies to Be Segregated.........................................      1
         Section 1.15      Independence of Agreements..............................................................      1
         Section 1.16      Counterparts............................................................................      1

                                                  ARTICLE 2.

SECURITY AND SENIOR SUBORDINATED GUARANTEE FORMS...................................................................      1

         Section 2.1       Forms Generally.........................................................................      1
         Section 2.2       Form of Trustee's Certificate of Authentication.........................................      1
         Section 2.3       Form of Senior Subordinated Guarantee...................................................      1
         Section 2.4       Global Securities.......................................................................      1
         Section 2.5       Form of Legend for Global Securities....................................................      1

                                                  ARTICLE 3.

THE SECURITIES.....................................................................................................      1

         Section 3.1       Amount Unlimited; Issuable in Series....................................................      1
         Section 3.2       Denominations...........................................................................      1
         Section 3.3       Execution, Authentication, Delivery and Dating..........................................      1
         Section 3.4       Temporary Securities....................................................................      1
         Section 3.5       Registration, Transfer and Exchange.....................................................      1
         Section 3.6       Replacement Securities..................................................................      1
         Section 3.7       Payment of Interest; Interest Rights Preserved..........................................      1

         Section 3.8       Persons Deemed Owners...................................................................      1
         Section 3.9       Cancellation............................................................................      1
         Section 3.10      Computation of Interest.................................................................      1
         Section 3.11      CUSIP Numbers...........................................................................      1
         Section 3.12      Currency and Manner of Payment in Respect of Securities.................................      1

                                                  ARTICLE 4.

SATISFACTION AND DISCHARGE.........................................................................................      1

         Section 4.1       Termination of Company's Obligations Under the Indenture................................      1
         Section 4.2       Application of Trust Funds..............................................................      1

                                                  ARTICLE 5.

DEFAULTS AND REMEDIES..............................................................................................      1

         Section 5.1       Events of Default.......................................................................      1
         Section 5.2       Acceleration; Rescission and Annulment..................................................      1
         Section 5.3       Collection of Indebtedness and Suits for Enforcement by Trustee.........................      1
         Section 5.4       Trustee May File Proofs of Claim........................................................      1
         Section 5.5       Trustee May Enforce Claims Without Possession of Securities.............................      1
         Section 5.6       Delay or Omission Not Waiver............................................................      1
         Section 5.7       Waiver of Past Defaults.................................................................      1
         Section 5.8       Control by Majority.....................................................................      1
         Section 5.9       Limitation on Suits by Holders..........................................................      1
         Section 5.10      Rights of Holders to Receive Payment....................................................      1
         Section 5.11      Application of Money Collected..........................................................      1
         Section 5.12      Restoration of Rights and Remedies......................................................      1
         Section 5.13      Rights and Remedies Cumulative..........................................................      1
         Section 5.14      Undertaking for Costs...................................................................      1
         Section 5.15      Waiver of Stay, Extension or Usury Laws.................................................      1
         Section 5.16      Conduct of Trustee......................................................................      1

                                                  ARTICLE 6.

THE TRUSTEE........................................................................................................      1

         Section 6.1       Certain Duties and Responsibilities.....................................................      1
         Section 6.2       Notice of Defaults......................................................................      1
         Section 6.3       Certain Rights of Trustee...............................................................      1
         Section 6.4       Not Responsible for Recitals or Issuance of Securities..................................      1
         Section 6.5       May Hold Securities.....................................................................      1
         Section 6.6       Money Held in Trust.....................................................................      1
         Section 6.7       Compensation and Reimbursement..........................................................      1
         Section 6.8       Conflicting Interests...................................................................      1
         Section 6.9       Corporate Trustee Required; Eligibility.................................................      1

         Section 6.10      Resignation and Removal; Appointment of Successor.......................................      1
         Section 6.11      Acceptance of Appointment by Successor..................................................      1
         Section 6.12      Merger, Conversion, Consolidation or Succession to Business.............................      1
         Section 6.13      Preferential Collection of Claims Against Company.......................................      1
         Section 6.14      Appointment of Authenticating Agent.....................................................      1

                                                  ARTICLE 7.

CONSOLIDATION, MERGER OR SALE OF ASSETS BY THE COMPANY.............................................................      1

         Section 7.1       Consolidation, Merger or Sale of Assets Permitted.......................................      1
         Section 7.2       Successor Substituted...................................................................      1

                                                  ARTICLE 8.

SUPPLEMENTAL INDENTURES............................................................................................      1

         Section 8.1       Supplemental Indentures Without Consent of Holders......................................      1
         Section 8.2       Supplemental Indentures with Consent of Holders.........................................      1
         Section 8.3       Compliance with Trust Indenture Act.....................................................      1
         Section 8.4       Execution of Supplemental Indentures....................................................      1
         Section 8.5       Effect of Supplemental Indentures.......................................................      1
         Section 8.6       Reference in Securities to Supplemental Indentures......................................      1
         Section 8.7       Notice of Supplemental Indentures.......................................................      1

                                                  ARTICLE 9.

AGREEMENTS.........................................................................................................      1

         Section 9.1       Payment of Principal, Premium, if Any, and Interest.....................................      1
         Section 9.2       Maintenance of Office or Agency.........................................................      1
         Section 9.3       Money for Securities Payments to Be Held in Trust; Unclaimed Money......................      1
         Section 9.4       Corporate Existence.....................................................................      1
         Section 9.5       Annual Review Certificate...............................................................      1
         Section 9.6       Maintenance of Properties...............................................................      1
         Section 9.7       Payments of Taxes and Other Claims......................................................      1
         Section 9.8       Waiver of Certain Agreements............................................................      1

                                                  ARTICLE 10.

HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..................................................................      1

         Section 10.1      Company to Furnish Trustee Names and Addresses of Holders...............................      1
         Section 10.2      Preservation of Information, Communications to Holders..................................      1
         Section 10.3      Reports by Trustee......................................................................      1
         Section 10.4      Reports by the Company and the Guarantors...............................................      1

                                                  ARTICLE 11.

REDEMPTION.........................................................................................................      1

         Section 11.1      Applicability of Article................................................................      1
         Section 11.2      Election to Redeem; Notice to Trustee...................................................      1
         Section 11.3      Selection of Securities to Be Redeemed..................................................      1
         Section 11.4      Notice of Redemption....................................................................      1
         Section 11.5      Deposit of Redemption Price.............................................................      1
         Section 11.6      Securities Payable on Redemption Date...................................................      1
         Section 11.7      Securities Redeemed in Part.............................................................      1

                                                  ARTICLE 12.

SINKING FUNDS......................................................................................................      1

         Section 12.1      Applicability of Article................................................................      1
         Section 12.2      Satisfaction of Sinking Fund Payments with Securities...................................      1
         Section 12.3      Redemption of Securities for Sinking Fund...............................................      1

                                                  ARTICLE 13.

MEETINGS OF HOLDERS OF SECURITIES..................................................................................      1

         Section 13.1      Purposes for Which Meetings May Be Called...............................................      1
         Section 13.2      Call, Notice and Place of Meetings......................................................      1
         Section 13.3      Persons Entitled to Vote at Meetings....................................................      1
         Section 13.4      Quorum; Action..........................................................................      1
         Section 13.5      Determination of Voting Rights; Conduct and Adjournment of Meetings.....................      1
         Section 13.6      Counting Votes and Recording Action of Meetings.........................................      1

                                                  ARTICLE 14.

CONVERSION OR EXCHANGE OF SECURITIES...............................................................................      1

         Section 14.1      Applicability of Article................................................................      1
         Section 14.2      Exercise of Conversion or Exchange Privilege............................................      1
         Section 14.3      No Fractional Equity Interests..........................................................      1
         Section 14.4      Adjustment of Conversion or Exchange Price; Consolidation or Merger.....................      1
         Section 14.5      Notice of Certain Corporate Actions.....................................................      1
         Section 14.6      Reservation of Equity Interests.........................................................      1
         Section 14.7      Payment of Certain Taxes Upon Conversion or Exchange....................................      1
         Section 14.8      Duties of Trustee Regarding Conversion or Exchange......................................      1
         Section 14.9      Repayment of Certain Funds Upon Conversion or Exchange..................................      1

                                                  ARTICLE 15.

SENIOR SUBORDINATED GUARANTEE......................................................................................      1

         Section 15.1      Unconditional Guarantee.................................................................      1
         Section 15.2      Severability............................................................................      1
         Section 15.3      Release of a Guarantor..................................................................      1
         Section 15.4      Limitation of Guarantor's Liability.....................................................      1
         Section 15.5      Contribution............................................................................      1
         Section 15.6      Execution of Guarantee..................................................................      1
         Section 15.7      Additional Guarantors...................................................................      1
         Section 15.8      Subordination of Subrogation and Other Rights...........................................      1
         Section 15.9      Subordination of Guarantee..............................................................      1

                                                  ARTICLE 16.

JURISDICTION AND CONSENT TO SERVICE OF PROCESS.....................................................................      1

         Section 16.1      Jurisdiction and Consent to Service of Process..........................................      1

                                                  ARTICLE 17.

SUBORDINATION OF SECURITIES........................................................................................      1

         Section 17.1      Securities Subordinated to Senior Indebtedness..........................................      1
         Section 17.2      No Payment on Securities in Certain Circumstances.......................................      1
         Section 17.3      Payment Over of Proceeds upon Dissolution, etc..........................................      1
         Section 17.4      Subrogation.............................................................................      1
         Section 17.5      Obligations of Company Unconditional....................................................      1
         Section 17.6      Notice to Trustee.......................................................................      1
         Section 17.7      Reliance on Judicial Order or Certificate of Liquidating Agent..........................      1
         Section 17.8      Trustee's Relation to Senior Indebtedness...............................................      1
         Section 17.9      Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of
                             Senior Indebtedness...................................................................      1
         Section 17.10     Holders Authorize Trustee To Effectuate Subordination of Securities.....................      1
         Section 17.11     This Article Not To Prevent Events of Default...........................................      1
         Section 17.12     Trustee's Compensation Not Prejudiced...................................................      1
         Section 17.13     No Waiver of Subordination Provisions...................................................      1
         Section 17.14     Subordination Provisions Not Applicable to Money Held in Trust for Holders; Payments
                             May Be Paid Prior to Dissolution......................................................      1
         Section 17.15     Acceleration of Securities..............................................................      1

                                                  ARTICLE 18.

LEGAL DEFEASANCE AND COVENANT DEFEASANCE...........................................................................      1

         Section 18.1      Option to Effect Legal Defeasance or Covenant Defeasance................................      1
         Section 18.2      Legal Defeasance and Discharge..........................................................      1
         Section 18.3      Covenant Defeasance.....................................................................      1
         Section 18.4      Conditions of Legal or Covenant Defeasance..............................................      1
         Section 18.5      Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous
                             Provisions............................................................................      1
         Section 18.6      Repayment to Company....................................................................      1
         Section 18.7      Reinstatement...........................................................................      1

          SENIOR SUBORDINATED INDENTURE (the "Indenture"), dated as of July 2,
                                              ---------
2001, among OWENS & MINOR, INC., a corporation duly organized and existing under the laws of the Commonwealth of Virginia (the "Company"), having its principal
                                               -------
office at 4800 Cox Road, Glen Allen, Virginia 23060, each of the GUARANTORS (as hereinafter defined) and SUNTRUST BANK, a banking corporation organized under the laws of the State of Georgia, as Trustee (the "Trustee").
                                                   -------

                                   RECITALS

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its secured or unsecured subordinated debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.
  ----------

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed as follows for the equal and ratable benefit of the Holders of the Securities or of any series thereof:

                                  ARTICLE 1.

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 1.1 Definitions. (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect in the United States of America from time to time; provided that when two or more principles are so generally accepted, it
     --------
     shall mean that set of principles consistent with those in use by the Company; and

     (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Affiliate" of any specified Person means any other Person directly or
           ---------
indirectly controlling or controlled by or under direct or indirect common control with any specified Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Paying Agent or Registrar.
           -----

          "Applicable Procedures" means, with respect to any transfer or
           ---------------------
transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Authenticating Agent" means any authenticating agent appointed by the
           --------------------
Trustee pursuant to Section 6.14.

          "Authorized Newspaper" means a newspaper of general circulation, in
           --------------------
the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

          "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal,
           --------------
state or foreign law for the relief of debtors.

          "Bearer Security" means any Security issued hereunder which is payable
           ---------------
to bearer.

          "Board of Directors" means, with respect to the Company or any
           ------------------
Guarantor, either the board of directors of the Company or of such Guarantor, as the case may be, or any duly authorized committee of that board. Except as otherwise provided or unless the context otherwise requires, each reference herein to the "Board of Directors" shall mean the Board of Directors of the Company.

          "Board Resolution" of the Company or any Guarantor means a copy of a
           ----------------
resolution certified by the Secretary or an Assistant Secretary of the Company or such Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Except as otherwise expressly provided or unless the context otherwise requires, each reference herein to a "Board Resolution" shall mean a Board Resolution of the Company.

          "Business Day", when used with respect to any Place of Payment or any
           ------------
other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 3.1, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law, regulation or executive order to close.

          "Capital Lease Obligation" of any Person means the obligations to pay
           ------------------------
rent or other amounts under a lease of (or other Indebtedness arrangements conveying the right to use) real or personal property of such Person which are required to be classified and accounted for as a capital lease or liability on the face of a balance sheet of such Person in accordance with GAAP. The amount of such obligations shall be the capitalized amount thereof in accordance with GAAP and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital Stock" of any Person means any and all shares, interests,
           -------------
participations or other equivalents (however designated) of corporate stock of such Person (including any Preferred Stock outstanding on the Issue Date); provided that the Trust Preferred Securities shall not be considered Capital
--------
Stock of the Company.

          "Commission" means the Securities and Exchange Commission, as from
           ----------
time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" of any Person means Capital Stock of such Person that
           ------------
does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

          "Company" means the Person named as the Company in the first paragraph
           -------
of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successor.

          "Company Order" and "Company Request" mean, respectively, a written
           -------------       ---------------
order or request signed in the name of the Company by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, a Vice President, the Treasurer or the Secretary of the Company.

          "consent," "waive" and "rescind", when used with respect to the
           -------    -----       -------
consent, waiver or rescission of or by the Holders of a specified percentage in aggregate principal amount of Securities of any series, shall mean any of (i) a favorable vote with respect to such consent, waiver or rescission, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 13, by the Holders of the applicable percentage in aggregate principal amount of such Securities specified in the second paragraph of Section 13.4; (ii) written consents, waivers or rescissions of or by the Holders of such specified percentage in aggregate principal amount of such Securities; and (iii) a combination of the favorable vote with respect to such consent, waiver or rescission, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 13, by the Holders of less than the applicable percentage in aggregate principal amount of such Securities specified in the second paragraph of Section 13.4 and written consents, waivers or rescissions of other Holders of such Securities, where the sum of the percentage of such Holders so voting in favor and the percentage of such Holders signing such written consents, waivers or rescissions is equal to at least such specified percentage.

          "Corporate Trust Office" means an office of the Trustee in Richmond,
           ----------------------
Virginia at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 919 East Main Street, 10/th/ Floor, Richmond, Virginia 23219, Attention: Corporate Trust Administration.

          "corporation" shall mean a corporation, association, joint-stock
           -----------
company or business trust.

          "currency unit" for all purposes of this Indenture shall include any
           -------------
composite currency, including, without limitation, ECU.

          "Default" means, with respect to securities of any series, any event
           -------
that is, or after notice or lapse of time, or both, would become, an Event of Default with respect to Securities of such Series.

          "Depositary", when used with respect to any global Securities, means
           ----------
the Person designated as Depositary by the Company pursuant to Section 3.1(b) until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

          "Designated Senior Indebtedness" means (i) so long as the Revolving
           ------------------------------
Credit Facility is outstanding, the Senior Indebtedness incurred under the Revolving Credit Facility and (ii) thereafter, any other Senior Indebtedness which has at the time of initial issuance and aggregate outstanding principal amount in excess of $25.0 million which has been designated as "Designated Senior Indebtedness" by the Board of Directors of the Company at the time of initial issuance in a resolution delivered to the Trustee.

          "Disqualified Stock" of any Person means any Capital Stock of such
           ------------------
Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity of the Securities.

          "Dollar" means the currency of the United States that at the time of
           ------
payment is legal tender for the payment of public and private debts.

          "ECU" means the European Currency Unit as defined and revised from
           ---
time to time by the Council of the European Communities.

          "Equity Interests" means Capital Stock and all warrants, options or
           ----------------
other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated by the Commission thereunder.

          "Exchange Rate Certificate" means a certificate, signed by a
           -------------------------
Responsible Officer of the Trustee, setting forth (i) the applicable Market Exchange Rate or the applicable bid quotation and (ii) the Dollar amount of principal of, premium, if any, and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount in the relevant currency or currency unit), that would be payable with respect to a Security of the applicable series on the basis of such Market Exchange Rate or the applicable bid quotation.

          "Foreign Currency" means any currency issued by the government of one
           ----------------
or more countries other than the United States or by any recognized confederation or association of such governments.

          "GAAP" means generally accepted accounting principles, consistently
           ----
applied, as in effect on the Issue Date in the United States of America, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as is approved by a significant segment of the accounting profession.

          "Global Security" shall have the meaning set forth in Section 2.3.
           ---------------

          "guarantee" by any Person means any obligation, contingent or
           ---------
otherwise, of such Person guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and
 ---------------
including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and "guaranteed," "guaranteeing" and "guarantor" shall have meanings correlative to the foregoing); provided, however, that the guarantee by any
                               --------  -------
Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

          "Guarantee" means the guarantee of the Securities by each Guarantor
           ---------
hereunder.

          "Guarantor Senior Indebtedness" means, with respect to any Guarantor,
           -----------------------------
at any date, (i) the maximum amount of all Indebtedness of such Guarantor under the Revolving Credit Facility, including principal, premium, if any, and interest on such Indebtedness and all other amounts due on or in connection with such Indebtedness including all charges, fees and expenses (without regard to any limitation set forth in the terms thereof and whether or not such Indebtedness is invalidated or set aside or otherwise legally unenforceable, unless due to willful misconduct or bad faith on the part of the lenders under the Revolving Credit Facility or their agent) , (ii) all other Indebtedness of such Guarantor for borrowed money, including principal, premium, if any, and interest on such Indebtedness, unless the instrument under which such Indebtedness of such Guarantor for borrowed money is created, incurred, assumed or guaranteed expressly provides that such Indebtedness for borrowed money is not senior or superior in right of payment to the Guarantee of such Guarantor, and all renewals, extensions, modifications, amendments or refinancings thereof and (iii) all interest on any Indebtedness referred to in clauses (i) and (ii) during the pendency of any bankruptcy or insolvency proceeding, whether or not allowed thereunder. Notwithstanding the foregoing, Guarantor Senior Indebtedness shall not include (a) Indebtedness which is pursuant to its terms or any agreement relating thereto or by operation of law subordinated or junior in right of payment or otherwise to any other Indebtedness of such Guarantor (without regard, with respect to the Revolving Credit Facility, to any limitation set forth in the terms thereof and other than, with respect to the Revolving Credit Facility, due to the legal invalidity thereof, unless due to the willful misconduct or bad faith on the part of the lenders under the Revolving Credit Facility or their agent); provided, however, that no Indebtedness of such
                          --------  -------
Guarantor shall be deemed to be subordinated or junior in right of payment or otherwise to any other Indebtedness of such Guarantor solely by reason of such other Indebtedness being secured and such Indebtedness not being secured, (b) the Guarantees, (c) any Indebtedness of such Guarantor to any of its Subsidiaries, (d) any Indebtedness which, when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Code, is without recourse to such Guarantor, and (e) any Indebtedness or other obligation of such Guarantor pursuant to or in connection with any Qualified Securitization Transaction (whether entered into before or after the Issue Date) or the Trust Obligations.

          "Guarantors" means (i) each of Owens & Minor Medical, Inc., a Virginia
           ----------
corporation; National Medical Supply Corporation, a Delaware corporation; Owens &Minor West, Inc., a California corporation; Koley's Medical Supply, Inc., a Nebraska corporation; and Stuart Medical, Inc., a Pennsylvania corporation; and
(ii) each future Restricted Subsidiary that guarantees or otherwise provides credit support (pursuant to the grant of a security interest or otherwise) for any obligation of the Company or any of its Subsidiaries under the Revolving Credit Facility.

          "Holder" means, with respect to a Bearer Security, a bearer thereof or
           ------
of an interest coupon appertaining thereto and, with respect to a Registered Security, a Person in whose name a Security is registered on the Register.

          "Incur" means, with respect to any Indebtedness or other obligation of
           -----
any Person, to create, issue, incur (including by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred" and "Incurring" shall have meanings
                     ----------    --------       ---------
correlative to the foregoing). Indebtedness of any Person or any of its Subsidiaries existing at the time such Person becomes a Subsidiary of the Company (or is merged into or consolidates with the Company or any of its Subsidiaries), whether or not such Indebtedness was incurred in connection with, or in contemplation of, such Person becoming a Subsidiary of the Company (or being merged into or consolidated with the Company or any of its Subsidiaries), shall be deemed Incurred at the time any such Person becomes a Subsidiary of the Company or merges into or consolidates with the Company or any of its Subsidiaries.

          "Indebtedness" means (without duplication), with respect to any
           ------------
Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person, (vi) every net obligation under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements of such Person and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise. Indebtedness shall include the liquidation preference and any mandatory redemption payment obligations in respect of any Disqualified Stock of the Company, and any Preferred Stock of a Restricted Subsidiary of the Company. Indebtedness shall never be calculated taking into account any cash and cash equivalents held by such Person. Indebtedness shall not include (A) obligations of the Company or its Subsidiaries in respect of loans against life insurance policies of which any of them is the owner not in excess of the aggregate cash values thereof, (B) guarantees entered into prior to the Issue Date by the Company or its Subsidiaries in respect of Indebtedness of their customers in an aggregate amount of not more than $5 million or (C) the obligations of the Company or its Subsidiaries in respect of any Qualified Securitization Transaction.

          "Indenture" means this instrument as originally executed and as it may
           ---------
from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1.

          "Indexed Security" means a Security the terms of which provide that
           ----------------
the principal amount thereof payable at Stated Maturity is based, at least in part, upon the performance or value of a specified market index, reference security or other variable and may be more or less than the principal face amount thereof at original issuance.

          "Initial Securitization" means the transactions entered into in
           ----------------------
connection with the Receivables Purchase Agreement dated as of July 14, 2000, among O&M Funding Corp., the Company, Falcon Asset Securitization Corporation, Receivables Capital Corporation, Liberty Street Funding Corp., Bank One, NA, Bank of America, National Association, and The Bank of Nova Scotia as amended, restated, supplemented, replaced or otherwise modified from time to time.

          "interest", when used with respect to an Original Issue Discount
           --------
Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to any other Security, means the interest payable thereon in accordance with its terms.

          "Interest Payment Date", when used with respect to any Security, means
           ---------------------
the Stated Maturity of an installment of interest on such Security.

          "Issue Date" means the original issue date of the Securities.
           ----------

          "Junior Subordinated Debentures" shall mean up to $142,268,050
           ------------------------------
aggregate principal amount of Junior Convertible Subordinated Debentures issued pursuant to the Junior Subordinated Indenture dated as of May 13, 1998 between the Company and the First National Bank of Chicago, as Trustee, and the First Supplemental Indenture dated as of May 13, 1998 to such Indenture, as in effect on the Issue Date.

          "Lien" means, with respect to any property or assets, any mortgage or
           ----
deed of trust, pledge, hypothecation, assignment, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Liquidated Damages" means all liquidated damages then owing pursuant
           ------------------
to the Registration Rights Agreement.

          "Market Exchange Rate" means, unless otherwise specified with respect
           --------------------
to any Securities pursuant to Section 3.1, (i) for a conversion of any currency unit into Dollars, the exchange rate between the relevant currency unit and Dollars calculated by the method specified pursuant to Section 3.1 for the Securities of the relevant series, and (ii) for a conversion of any Foreign Currency into Dollars, the applicable exchange rate between such Foreign Currency and Dollars set forth under the heading, "Currency Trading--Exchange Rates" in the "Money & Investing" section of The Wall Street Journal (or in such
                                             -----------------------
other section of The Wall Street Journal in which foreign currency exchange
                 -----------------------
rates may be regularly published from time to time) as of the most recent available date, in each case as determined by the Trustee. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i) and (ii), the Trustee shall use the average of the quotations from at least three major banks acceptable to the Company in The City of New York (which may include any such bank acting as Trustee under this Indenture), or such other quotations as the Trustee and the Company shall deem appropriate.

          "Maturity", when used with respect to any Security, means the date on
           --------
which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "O&M Funding Corp." means O&M Funding Corp., a Virginia corporation,
           ----------------
and its successors.

          "O&M Trust" means Owens & Minor Trust I, a Delaware business trust,
           ---------
and its successors.

          "Obligations" has the meaning set forth in Section 17.2 hereof.
           -----------

          "Officer" means the Chairman of the Board, the President, the Chief
           -------
Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

          "Officers' Certificate" of the Company or of any Guarantor means a
           ---------------------
certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or such Guarantor, as the case may be, and delivered to the Trustee. Unless the context otherwise requires, each reference herein to an "Officers' Certificate" shall mean an Officers' Certificate of the Company. References herein, or in any Security or Senior Subordinated Guarantee, to any officer of a Guarantor or other Person that is a partnership shall mean such officer of the partnership or, if none, of a general partner of the partnership authorized thereby to act on its behalf.

          "Opinion of Counsel" means a written opinion from the general counsel
           ------------------
of the Company or other legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company.

          "Original Issue Discount Security" means any Security which provides
           --------------------------------
for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

          "Outstanding", when used with respect to Securities, means, as of the
           -----------
date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Guarantor) in trust or set aside and segregated in trust by the Company or a Guarantor (if the Company or a Guarantor, as the case may be, shall act as a Paying Agent) for the Holders of such Securities and any interest coupons appertaining thereto, provided that, if
                                                               --------
such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

          (iii) Securities, except to the extent provided in Sections 18.2 and 18.3, with respect to which the Company has effected Legal Defeasance and/or Covenant Defeasance as provided in Article 18; and

          (iv)  Securities which have been replaced or paid pursuant to Section
3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided,
                                                                     --------
however, that in determining whether the Holders of the requisite principal
-------
amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or, waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (w) the principal amount of any Original Issue Discount Securities that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, (x) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Certificate, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (w) above) of such Security, (y) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 3.1, and (z) Securities owned by the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, of any Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, of any Guarantor or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the
           ------------
principal of, premium, if any, interest, if any, and any other payments due on any Securities on behalf of the Company.

          "Periodic Offering" means an offering of Securities of a series from
           -----------------
time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula or formulae for determining the rate or rates of interest thereon, if any, the Maturity thereof, the redemption provisions, if any, and any other terms specified as contemplated by
Section 3.1, with respect thereto, are to be determined by the Company upon the issuance of such Securities.

          "Permitted Junior Securities" has the meaning set forth in Section
           ---------------------------
17.2 hereof.

          "Person" means any individual, corporation, limited or general
           ------
partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of or
           ----------------
within any series, means the place or places where the principal of, premium, if any, interest and any other payments due on such Securities are payable as specified as contemplated by Sections 3.1 and 9.2.

          "Predecessor Security" of any particular Security means every previous
           --------------------
Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Preferred Stock," as applied to the Capital Stock of any Person,
           ---------------
means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

          "Qualified Securitization Transaction" means the Initial
           ------------------------------------
Securitization and any other transaction or series of transactions that has been or may be entered into by the Company or any of its Restricted Subsidiaries in connection with or reasonably related to a transaction or series of transactions in which the Company or any of its Restricted Subsidiaries may sell, convey or otherwise transfer to (i) a Securitization Subsidiary or (ii) any other Person, or may grant a security interest in, any Receivables and Receivables Related Assets or interests therein secured by the merchandise or services financed thereby (whether such Receivables and Receivables Related Assets are then existing or arising in the future) of the Company or any of its Restricted Subsidiaries, and any assets related thereto including, without limitation, all security interests in merchandise or services financed thereby, all collections received (including recoveries) and proceeds of such Receivables and Receivables Related Assets, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

          "Receivables" means any right of payment, whether constituting an
           -----------
account, chattel paper, instrument, general intangible or otherwise, arising in connection with the sale, lease or financing by the Company or any Restricted Subsidiary of the Company of merchandise or rendering of services, and monies due thereunder.

          "Receivables Related Assets" means (i) any rights arising under the
           --------------------------
documentation governing or relating to Receivables (including rights in respect of Liens securing such Receivables and other credit support in respect of such Receivables), (ii) any proceeds of such Receivables and any lockboxes or accounts in which such proceeds are deposited, (iii) spread accounts and other similar accounts (and any amounts on deposit therein) established in connection with a Qualified Securitization Transaction, (iv) any warranty, indemnity, dilution and other intercompany claim arising out of the documentation evidencing such Qualified Securitization Transaction and (v) other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable.

          "Redeemable Interest" of any Person means any equity security of or
           -------------------
other ownership interest in such Person that by its terms (or by the terms of any security into which it is convertible or for, which it is exchangeable) or otherwise (including upon the occurrence of an event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for Debt or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the Final Stated Maturity of the Securities.

          "Redemption Date", when used with respect to any Security to be
           ---------------
redeemed, means the date fixed for such redemption pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be
           ----------------
redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Security" means any Security issued hereunder and
           -------------------
registered as to principal and interest in the Register.

          "Regular Record Date" for the interest payable on any Interest Payment
           -------------------
Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 3.1.

          "Representative" has the meaning set forth in Section 17.2 hereof.
           --------------

          "Responsible Officer", when used with respect to the Trustee, shall
           -------------------
mean any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, or any officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also shall mean, with respect to a particular corporate trust matter, any officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" of a Person means any Subsidiary of the
           ---------------------
referent Person that is not an Unrestricted Subsidiary.

          "Revolving Credit Facility" means the Credit Agreement, dated as of
           -------------------------
April 24, 2000, as amended, among the Company as borrower thereunder, certain Subsidiaries of the Company as guarantors thereunder, the lenders named therein, and Bank of America, N. A., as administrative agent, including any deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto and any agreement providing therefor whether by or with the same or any other lender, creditors, group of lenders or group of creditors and including related notes, guarantee agreements and other instruments and agreements executed in connection therewith.

          "Security" or "Securities" has the meaning stated in the first recital
           --------      ----------
of this Indenture and more particularly means a Security or Securities of the Company issued, authenticated and delivered under this Indenture.

          "Securitization Subsidiary" means O&M Funding Corp. and any other
           -------------------------
Wholly Owned Subsidiary of the Company which engages in no activities other than those reasonably related to or in connection with the entering into of securitization transactions and which is designated by the Board of Directors of the Company (as provided below) as a Securitization Subsidiary, provided that
                                                                --------
with respect to O&M Funding Corp. or any such other Wholly Owned Subsidiary (a) no portion of the indebtedness or any other obligations (contingent or otherwise) of any such Restricted Subsidiary (i) is guaranteed by the Company or any other Restricted Subsidiary of the Company other than pursuant to Standard Securitization Obligations, (ii) is recourse to or obligates the Company or any other Restricted Subsidiary of the Company in any way other than pursuant to Standard Securitization Obligations or (iii) subjects the Company or any other Restricted Subsidiary of the Company, directly or indirectly, contingently or otherwise, to any Lien or to the satisfaction thereof, other than pursuant to Standard Securitization Obligations, (b) neither the Company nor any other Restricted Subsidiary of the Company (i) provides any credit support to or (ii) has any material contract, agreement, arrangement or understanding no less favorable to the Company or such Restricted Subsidiary than could be obtained from an unrelated person (other than, in the case of subclauses (i) and (ii) of this clause (b) , entered into in the ordinary course of business in connection with a Qualified Securitization Transaction and intercompany notes relating to the sale of Receivables to such Securitization Subsidiary) with any such Restricted Subsidiary and (c) neither the Company nor any Restricted Subsidiary of the Company has any obligation to maintain or preserve the financial condition of any such Restricted Subsidiary or to cause such entity to achieve certain levels of operating results. Any such designation by the Board of Directors of the Company (other than with respect to O&M Funding Corp.) shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolutions of the Board of Directors of the Company giving effect to such designation.

          "Senior Guarantees" means the Guarantees by the Guarantors of
           -----------------
Obligations under the Revolving Credit Facility.

          "Senior Indebtedness" means, at any date, (i) all Indebtedness of the
           -------------------
Company under the Revolving Credit Facility, including principal, premium, if any, and interest on such Indebtedness and all other amounts due on or in connection with such Indebtedness including all charges, fees and expenses, (ii) all other Indebtedness of the Company for borrowed money, including principal, premium, if any, and interest on such Indebtedness, unless the instrument under which such Indebtedness of the Company for money borrowed is created, incurred, assumed or guaranteed expressly provides that such Indebtedness for money borrowed is not senior or superior in right of payment to the Securities, and all renewals, extensions, modifications, amendments or refinancings thereof and
(iii) all interest on any Indebtedness referred to in clauses (i) and (ii) accruing during the pendency of any bankruptcy or insolvency proceeding, whether or not allowed thereunder. Notwithstanding the foregoing, Senior Indebtedness shall not include (a) Indebtedness which is pursuant to its terms or any agreement relating thereto or by operation of law subordinated or junior in right of payment or otherwise to any other Indebtedness of the Company; provided, however, that no Indebtedness of the Company shall be deemed to be
--------  -------
subordinate or junior in right of payment or otherwise to any other Indebtedness of the Company solely by reason of such other Indebtedness being secured and such Indebtedness not being secured, (b) the Securities, (c) any Indebtedness of the Company to any Restricted Subsidiary of the Company, (d) any Indebtedness which, when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Law, is without recourse to the Company, and (e) any Indebtedness or other obligation of the Company pursuant to or in connection with any Qualified Securitization Transaction or the Trust Obligations (whether entered into before or after the Issue Date).

          "Senior Subordinated Guarantees" means the Guarantees of the
           ------------------------------
Guarantors.

          "Special Purpose Trust" means O&M Trust, a statutory business trust
           ---------------------
established by the Company for the purpose of issuing the Trust Preferred Securities for aggregate gross proceeds of up to $138,000,000 and issuing up to $4,268,050 of common beneficial interests.

          "Standard Securitization Obligations" means representations,
           -----------------------------------
warranties, covenants and indemnities (including those related to servicing) entered into by the Company or any Restricted Subsidiary which are reasonably customary in Qualified Securitization Transactions.

          "Stated Maturity", when used with respect to any Security or any
           ---------------
installment of principal thereof or interest thereon, means the date specified in such Security or in an interest coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary", of any Person means (i) a corporation more than 50% of
           ----------
the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and voting power relating to the policies, management and affairs thereof.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended
           -------------------
and as in effect on the date of this Indenture, except as provided in Section 8.3; provided, however, that if the Trust Indenture Act of 1939 is amended after
     --------  -------
such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trust Obligations" means the obligations of the Company and its
           -----------------
Restricted Subsidiaries under the Trust Preferred Securities, the related Junior Subordinated Debentures and the agreements entered into in connection therewith, all as in effect on the Issue Date.

          "Trust Preferred Securities" means the 2,640,000 $2.6875 Term
           --------------------------
Convertible Securities of the Special Purpose Trust outstanding as of the Issue Date, as in effect at such time, less the aggregate liquidation amount of such Trust Preferred Securities that is prepaid, redeemed, repurchased or retired from time to time.

          "Trustee" means the party named as such in the first paragraph of this
           -------
Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

          "United States" means, unless otherwise specified with respect to the
           -------------
Securities of any series as contemplated by Section 3.1, the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "Unrestricted Subsidiary", with respect to any series of Securities,
           -----------------------
shall have the meaning established in accordance with Section 3.1(b) with respect to such series of Securities.

          "U.S. Government Obligations" means securities that are (x) direct
           ---------------------------
obligations of the United States of America for the payment of which its full faith and credit is pledged or

(y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (x) or (y), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law)
                                   --------
such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          "U.S. Person" means, unless otherwise specified with respect to the
           -----------
Securities of any series as contemplated by Section 3.1, a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust, the income of which is subject to United States federal income taxation regardless of its source.

          "Vice President", when used with respect to the Company or any
           --------------
Guarantor, means any Vice President of such Person whether or not designated by a number or a word or words added before or after the title "Vice President."

          "Voting Stock" of any Person means the Capital Stock of such Person
           ------------
which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

          "Wholly Owned Subsidiary" of any Person means a Restricted Subsidiary
           -----------------------
of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

          (a) The following terms shall have the meanings specified in the Sections referred to opposite such term below:

              Term                           Section
              ----                           -------
          "Act"                               1.4(a)
          "Legal Defeasance"                 18.2
          "Covenant Defeasance"              18.3
          "Event of Default"                  5.1
          "NASDAQ"                           14.3
          "Register"                          3.5
          "Registrar"                         3.5

          Section 1.2 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act (including Section 314(c) of the Trust Indenture Act). Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer or officers of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or agreement provided for in this Indenture (other than pursuant to Section 2.4, the last paragraph of Section 3.3 and Section 9.5) shall include:

          (a) a statement that each individual signing such certificate or opinion has read such condition or agreement and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition or agreement has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or agreement has been complied with.

          Section 1.3 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

          Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion is based are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 1.4 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided, in the case of an
                                              --------
electronic transmission, that it is transmitted through the facilities of a Depositary) by such Holders in person or by agent or proxy duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof pursuant to the second paragraph of Section 13.4, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 13, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments
--------
or record or both are received (either physically or, if the Securities are held through the facilities of a Depositary, by means of a facsimile or an electronic transmission, provided, in the case of an electronic transmission, that it is
              --------
transmitted through the facilities of a Depositary) by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at such meeting. The Company and the Trustee may assume that any Act of a Holder has not been modified or revoked unless written notice to the contrary is received prior to the time that the action to which such Act relates has become effective. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 13.6.

          (a) The fact and date of the execution by any Person of any such instrument or writing and the authority of the Person executing the same may be proved in any manner which the Trustee deems sufficient.

          (b) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depository, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such trust company, bank, banker or other depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such

Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another such certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced,
(ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered Security or
(iv) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Registered Securities shall be proved by the Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and any interest coupons appertaining thereto and the Holder of every Security or interest coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such Act is made upon such Security or interest coupon.

          (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Section 316(c) of the Trust Indenture Act, any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders
      --------
on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          Without limiting the foregoing, a Holder entitled to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of the principal amount of such Security to which such appointment relates.

          Section 1.5 Notices, Etc., to Trustee, Company and Guarantors. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Holder or by the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or at any other address previously furnished in writing to the Holders or the Company by the Trustee, or, with respect to notices by the Company, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number: (804) 782-7855 or to any other facsimile number previously furnished in writing to the Company by the Trustee, or

          (b) the Company or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to it addressed to it at the address of the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or, with respect to notices by the Trustee, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number: (804) 965-5403 or to any other facsimile number previously furnished in writing to the Trustee by the Company.

          Section 1.6 Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, (i) if any of the Securities affected by such event are Registered Securities, such notice to the Holders thereof shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his or her address as it appears in the Register, within the time prescribed for the giving of such notice, and (ii) if any of the Securities affected by such event are Bearer Securities, notice to the Holders thereof shall be sufficiently given (unless otherwise herein or in the terms of such Bearer Securities expressly provided) if published twice in an Authorized Newspaper in New York, New York, and in such other city or cities, if any, as may be specified as contemplated by Section 3.1. Such notices shall be deemed to have been given on the date of such mailing or publication.

          In any case where notice to Holders is given by mail or by publication, neither the failure to mail or publish such notice, nor any defect in any notice so mailed or published, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or of Bearer Securities. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

          If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          Section 1.7 Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 1.8 Successor and Assigns. All agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their respective successors and assigns, whether so expressed or not.

          Section 1.9 Separability. In case any provision of this Indenture or the Securities or the Senior Subordinated Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.10 Benefits of Indenture. Nothing in this Indenture or in the Securities or the Senior Subordinated Guarantees, expressed or implied, shall give to any Person, other than the parties hereto, any Registrar, any Paying Agent, and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1.11 Incorporators, Officers and Directors of the Company Exempt from Individual Liability. No recourse under or upon any obligation or agreement of or contained in this Indenture or of or contained in any Security or interest coupon appertaining thereto, or for any claim based thereon or otherwise in respect thereof, or because of any indebtedness represented thereby, shall be had against any incorporator, officer or director, as such, past, present or future, of the Company or any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, by the enforcement of any assessment or penalty, by any legal or equitable proceeding or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of the acceptance of, and as a part of the consideration for the execution of this Indenture and the issuance of, the Securities and any interest coupons appertaining thereto.

          Section 1.12 Governing Law; Conflict with Trust Indenture Act. THIS INDENTURE, THE SECURITIES, THE SENIOR SUBORDINATED GUARANTEES ENDORSED THEREON AND ANY INTEREST COUPONS APPERTAINING THERETO SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE. This Indenture is subject to the Trust Indenture Act and if and to the extent that any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

Whether or not this Indenture is required to be qualified under the Trust Indenture Act, the provisions of the Trust Indenture Act required to be included in an indenture in order for such indenture to be so qualified shall be deemed to be included in this Indenture with the same effect as if such provisions were set forth herein and any provisions hereof which may not be included in an indenture which is so qualified shall be deemed to be deleted or modified to the extent such provisions would be required to be deleted or modified in an indenture so qualified.

          Section 1.13 Legal Holidays. In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or interest coupon or any Senior Subordinated Guarantee other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal, premium, if any, or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such date; provided that no interest shall accrue on
                                    --------
the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, if such amount is so paid on the next succeeding Business Day.


          Section 1.14 Moneys of Different Currencies to Be Segregated. The Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any moneys, funds and accounts held by the Trustee hereunder in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

          Section 1.15 Independence of Agreements. All agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such agreement, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another agreement shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          Section 1.16 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE 2.

               SECURITY AND SENIOR SUBORDINATED GUARANTEE FORMS

          Section 2.1 Forms Generally. The Securities of each series and the interest coupons, if any, to be attached thereto and the Senior Subordinated Guarantees to be endorsed thereon shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities exchange, organizational document, governing instrument or law or as may, consistently herewith, be determined by the officers executing such Securities and interest coupons, if any, or Senior Subordinated Guarantees to be endorsed thereon, as the case may be, as evidenced by their execution of the Securities and interest coupons, if any, or Senior Subordinated Guarantees to be endorsed thereon, as the case may be. If temporary Securities and Senior Subordinated Guarantees of any series are issued as permitted by Section 3.4, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and interest coupons, if any, and Senior Subordinated Guarantees of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or interest coupons, if any, and Senior Subordinated Guarantees shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

          Unless otherwise specified as contemplated by Section 3.1, Bearer Securities shall have interest coupons attached.

          The definitive Securities and interest coupons, if any, may be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner (or, if such Securities are listed on any securities exchange, any other manner permitted by the rules of such securities exchange), all as determined by the officers executing such Securities and interest coupons, if any, as evidenced by their execution of such Securities and interest coupons, if any.

          Section 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

          This is one of the Securities with the Senior Subordinated Guarantees endorsed thereon of the series designated therein referred to in the within-mentioned Indenture.

          SUNTRUST BANK, as Trustee


                              By: ________________________
                                  Authorized Signatory

          Section 2.3     Form of Senior Subordinated Guarantee

                         SENIOR SUBORDINATED GUARANTEE

          For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, dated as of July 2, 2001 (the "Original
                                                            --------
Indenture"), among Owens & Minor, Inc., (the "Company"), the Guarantors listed
---------                                     -------
on Schedule I thereto (the "Guarantors") and SunTrust Bank, as trustee (the
                            ----------
"Trustee"), as supplemented by the [Insert Number] Supplemental Indenture (the
 -------
"[Insert Number]
  -------------

Supplemental Indenture" together with the Original Indenture, the "Indenture")
----------------------                                             ---------
dated as of ___________ among the Company, the Guarantors and the Trustee, (a) the due and punctual payment of the principal of, premium, if any, and interest on the Notes (as defined in the [Insert Number] Supplemental Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Notes and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article 15 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Each Holder of a Note, by accepting the same,
(a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and
(c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Guarantee shall cease to be so subordinated and subject in right of payment upon any defeasance of this Note in accordance with the provisions of the Indenture.

          IN WITNESS WHEREOF, each of the Guarantors has caused this Senior Subordinated Guarantee to be duly executed.

                                    Each of the Guarantors Listed on Schedule I to the Indenture, As Guarantor of the Securities


                              By:* __________________________
                                   [Officer]

Attest:*

___________________________
[Secretary]
[Assistant Secretary]

          Section 2.4 Global Securities. If Securities of or within a series are issuable in whole or in part in global form (each, a "Global Security"), any
                                                      ---------------
such Global Security may provide that it shall represent the aggregate or specified amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect

______________________
*  Signing as duly authorized officer for each such Guarantor.

exchanges for certificated securities. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 or 3.4. Subject to the provisions of Section 3.3, Section 3.4, if applicable, and
Section 3.5, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Global Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Security shall be in writing but need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel.

          The provisions of the last paragraph of Section 3.3 shall apply to any Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of
Section 3.3.

          Notwithstanding the provisions of Section 2.1 and 3.7, unless otherwise specified as contemplated by Section 3.1, payment of principal of, premium, if any, and interest on any Registered Security in permanent global form shall be made to the registered holder thereof.

          Section 2.5 Form of Legend for Global Securities. Any Security global form authenticated and delivered hereunder shall bear a legend in substantially the following form or in such other form as may be specified in accordance with
Section 3.1:

          "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

                                  ARTICLE 3.

                                THE SECURITIES

          Section 3.1 Amount Unlimited; Issuable in Series. (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

          (a) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board

Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

          (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 8.6 or 11.7 or any Securities that, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method or methods of determination thereof;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method or methods by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the right, if any, of the Company to defer or extend an Interest Payment Date and, with respect to Registered Securities, the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (5) the place or places where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and (in the case of Bearer Securities) where notices to Holders pursuant to Section 1.6 will be published;

          (6) the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 11.3, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

          (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, if Registered Securities, and if other than denominations of $5,000 and any integral multiple thereof, if Bearer Securities, the denominations in which Securities of the series shall be issuable;

          (9) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated, and the particular provisions applicable thereto in accordance with, in addition to, or in lieu of the provisions of Section 3.12;

          (10) if the payments of principal of, premium, if any, or interest, if any, on the Securities of the series are to be made, at the election of the Company or a Holder, in a currency or currencies (including currency unit or units) other than that in which such Securities are denominated or designated to be payable, the currency or currencies (including currency unit or units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, and the particular provisions applicable thereto in lieu of the provisions of Section 3.12;

          (11) if the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined and any special voting or defeasance provisions in connection therewith;

          (12) if other than the entire principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 5.2 or the method by which such portion shall be determined;

          (13) if other than as provided in Section 3.7, the Person to whom any interest on any Registered Security of the series shall be payable and the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable;

          (14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

          (15) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or agreements of the Company set forth in Article 9 pertaining to the Securities of the series;

          (16) under what circumstances, if any, and with what procedures and documentation the Company will pay additional amounts on the Securities and interest coupons, if any, of that series held by a Person who is not a U.S. Person (including any modification of the definition of such term) in respect of taxes, assessments or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

          (17) whether Securities of the series shall be issuable as Registered Securities or Bearer Securities (with or without interest coupons), or both, and any restrictions applicable to the offering, sale, transfer or delivery of Bearer Securities and, if other than as provided in Section 3.5, the terms upon which Bearer Securities of a series may be exchanged for Registered Securities of the same series and vice versa;

          (18) the date as of which any Bearer Securities of the series and any temporary Global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

          (19) the forms of the Securities and interest coupons, if any, of the series;

          (20) if other than as provided in Section 2.3, the forms of the Senior Subordinated Guarantees applicable to such series and the event or events upon which the Senior Subordinated Guarantees may be released for such Senior Subordinated Guarantees;

          (21) the applicability, if any, to the Securities and interest coupons, if any, of or within the series of Sections 18.2 and 18.3, or such other means of Legal Defeasance or Covenant Defeasance as may be specified for the Securities and interest coupons, if any, of such series;

          (22) if other than the Trustee, the identity of the Registrar and any Paying Agent;

          (23) if the Securities of the series shall be issued in whole or in part in global form, (i) the Depositary for Global Securities, (ii) whether beneficial owners of interests in the Global Securities may exchange such interests for certificated Securities of such series, to be registered in the names of or to be held by such beneficial owners or their nominees and to be of like tenor of any authorized form and denomination, and (iii) if other than as provided in Section 3.5, the circumstances under which any such exchange may occur;

          (24) any restrictions on the registration, transfer or exchange of the Securities;

          (25) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of principal or interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

          (26) the terms and conditions of any right to convert or exchange Securities of the series into or for Equity Interests of the Company, including provisions for the payment of interest on Securities being converted or exchanged as contemplated by Section 3.7(d) and Section 14.2;

          (27) whether the Securities are secured or unsecured, and if secured, the security and related terms in connection therewith;

          (28) the definition of "Unrestricted Subsidiary" to be used for such series; and

          (29) any other terms of the series including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Company) in connection with the marketing of Securities of the series.

          (b) Subject to Section 1.12 and any controlling provision of the Trust Indenture Act, in the event of any inconsistency between the terms of this Indenture and the terms applicable to a series of Securities established in the manner permitted by Section 3.1(b), the (i) Board Resolution, (ii) Officers' Certificate or (iii) supplemental indenture setting forth such conflicting term shall prevail.

          (c) All Securities of any one series and interest coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

          (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

          Section 3.2 Denominations. Unless otherwise provided as contemplated by Section 3.1(b), any Registered Securities of a series denominated in Dollars shall be issuable in denominations of U.S. $1,000 and any integral multiple thereof and any Bearer Securities of a series denominated in Dollars shall be issuable in the denomination of U.S. $5,000 and any integral multiple thereof. Securities denominated in a Foreign Currency shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

          Section 3.3 Execution, Authentication, Delivery and Dating. Securities shall be executed on behalf of the Company by the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Treasurer or any Vice President of the Company, and need not be attested. The signatures of any of these officers on the Securities may be manual or facsimile. The interest coupons, if any, of Bearer Securities shall bear the facsimile signature of the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Treasurer or any Vice President of the Company, and need not be attested.

          Securities and interest coupons bearing the manual or facsimile signatures of individuals who were at any time Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to be Officers prior to the authentication and delivery of such Securities or were not Officers at the date of such Securities.

          At any time and from time to time, the Company may deliver Securities, together with any interest coupons appertaining thereto, of any series executed by the Company and having endorsed (by attachment or imprint) thereon the Senior Subordinated Guarantees executed as provided in Section 15.6 by the Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with such Senior Subordinated Guarantees endorsed thereon, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities with such Senior Subordinated Guarantees endorsed thereon to or upon the order of the Company (as set forth in such Company Order); provided, however, that, in the case of
                                  --------  -------
Securities of a series offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

          If the form or terms of the Securities with the Senior Subordinated Guarantees endorsed thereon of a series have been established by or pursuant to one or more Board Resolutions or one or more indentures supplemental hereto as permitted by Sections 2.1 and 3.1, in authenticating such Securities with the Senior Subordinated Guarantees endorsed thereon and accepting the additional responsibilities under this Indenture in relation to such Securities with the Senior Subordinated Guarantees endorsed thereon, the Trustee shall be entitled to receive, and (subject to Section 315(a) through (d) of the Trust Indenture
Act) shall be fully protected in relying upon,

          (i) an Opinion of Counsel stating:

          (1) if the form or forms of such Securities and any interest coupons with Senior Subordinated Guarantees endorsed thereon have been established by or pursuant to a Board Resolution as permitted by Section 2.1, that such forms have been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Securities and any interest coupons with Senior Subordinated Guarantees endorsed thereon have been, or, in the case of Securities of a series with Senior Subordinated Guarantees endorsed thereon offered in a Periodic Offering, will be, established by or pursuant to a Board Resolution as permitted by Section 3.1, that such terms have been, or, in the case of Securities of a series with Senior Subordinated Guarantees endorsed thereon offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities with Senior Subordinated Guarantees endorsed thereon offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel;

          (3) if the form or terms of such Securities have been established in an indenture supplemental hereto, that such supplemental indenture has been duly authorized, executed and delivered by the Company and the Guarantors and, when duly authorized, executed and delivered by the Trustee, will constitute a legal, valid and binding obligation enforceable against the Company and the Guarantors in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (ii) such other reasonable exceptions as may be specified in such Opinion of Counsel; and

          (4) that such Securities, together with any interest coupons appertaining thereto, and the Senior Subordinated Guarantees when issued by the Company and the Guarantors and (in the case of the Securities) authenticated and delivered by the Trustee in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantors, respectively, enforceable against the Company and the Guarantors in accordance with their terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Securities or Senior Subordinated Guarantees denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States, and (ii) such other reasonable exceptions as may be specified in such Opinion of Counsel; and

          (ii) an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with and that, to the knowledge of the signers of such certificate, no Event of Default with respect to such Securities shall have occurred and be continuing.

          Notwithstanding that such form or terms have been so established, the Trustee shall have the right to decline to authenticate such Securities if, in the opinion of the Trustee (after consultation with counsel), the issue of such Securities pursuant to this Indenture will materially adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise or if the Trustee determines that such authentication may not lawfully be made.

          Notwithstanding the provisions of Section 3.1 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to the two preceding paragraphs in connection with the authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          With respect to Securities with Senior Subordinated Guarantees endorsed thereon of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities and by the Guarantors of any such Senior Subordinated Guarantees endorsed thereon, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 2.1 and 3.1 and this Section, as applicable, in connection with the first authentication of Securities of such series.

          If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part as Global Securities, then the Company and the Guarantors shall execute and the Trustee shall, in accordance with this Section and the Company Order, with respect to such series, authenticate and deliver one or more Global Securities with Senior Subordinated Guarantees endorsed thereon that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered, if a Registered Security, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear the legend set forth in Section 2.5.

          Each Depositary designated pursuant to Section 3.1 for a Registered Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation. If requested by the Company, the Trustee shall enter into an agreement with a Depositary governing the respective duties and rights of such Depositary and the Trustee with regard to Global Securities with Senior Subordinated Guarantees endorsed thereon.

          Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified pursuant to
Section 3.1.

          No Security or interest coupon appertaining thereto or Senior Subordinated Guarantees endorsed thereon shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose until such Security has been authenticated by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent. Such signature upon any Security with Senior Subordinated Guarantees endorsed thereon shall be conclusive evidence, and only evidence, that such Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture and that each Senior Subordinated Guarantee endorsed thereon has been duly endorsed thereon and delivered under this Indenture. Except as permitted by
Section 3.6 or 3.7, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant interest coupons for interest then matured have been detached and cancelled.

          Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

          Section 3.4 Temporary Securities. Pending the preparation of definitive Securities of any series, the Company and the Guarantors may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities with Senior Subordinated Guarantees endorsed thereon of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, with or without interest coupons, of the definitive Securities with Senior Subordinated Guarantees endorsed thereon in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and such Senior Subordinated Guarantees may determine, as conclusively evidenced by their execution of such Securities and interest coupons, if any, and such Senior Subordinated Guarantees. In the case of Securities of any series, such temporary Securities may be Global Securities, representing all or a portion of the Outstanding Securities of such series.

          Except in the case of temporary Global Securities, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company and the Guarantors will cause definitive Securities with Senior Subordinated Guarantees endorsed thereon of such series to be prepared without unreasonable delay. After preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 9.2 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured interest coupons appertaining thereto), the Company and the Guarantors shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities with Senior Subordinated Guarantees endorsed thereon of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in
--------  -------
exchange for a temporary Registered Security; and provided further, that no
                                                  -------- -------
definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless such delivery shall occur outside the United States. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 3.1.

          Section 3.5 Registration, Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with Section 9.2 in a Place of Payment a register (the "Register") in which, subject to such
                                       --------
reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby initially appointed "Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

          Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or nominee thereof or to a successor of such Depositary or nominee thereof, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency maintained pursuant to Section 9.2 in a Place of Payment for that series, the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities with Senior Subordinated Guarantees endorsed thereon of the same series, of any authorized denominations and of a like aggregate principal amount and tenor and containing identical terms and provisions.

          Bearer Securities (except for any temporary global Bearer Securities) or any interest coupons appertaining thereto (except for interest coupons attached to any temporary global Bearer Security) shall be transferable by delivery.

          At the option of the Holder, Registered Securities of any series (except a Registered Security in global form) may be exchanged for other Registered Securities of the same series, of any authorized denominations, of a like aggregate principal amount and tenor and containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, the Registered Securities with Senior Subordinated Guarantees endorsed thereon which the Holder making the exchange is entitled to receive. Unless otherwise specified as contemplated by Section 3.1, Bearer Securities may not be issued in exchange for Registered Securities.

          Unless otherwise specified as contemplated by Section 3.1, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations, of like aggregate principal amount and tenor and containing identical terms and conditions, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured interest coupons and all matured interest coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured interest coupon or coupons or matured interest coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing interest coupon or coupons, or the surrender of such missing interest coupon or interest coupons may be waived by the Company, the Guarantors and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing interest coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise
                                    --------  -------
provided in Section 9.2, interest represented by interest coupons shall be payable only upon presentation and surrender of those interest coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case any Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date such Bearer Security shall be surrendered without the interest coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such interest coupon is so surrendered with such Bearer Security, such interest coupon shall be returned to the Person so surrendering the Bearer Security), and interest, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such interest coupon, when due in accordance with the provisions of this Indenture.

          Notwithstanding anything herein to the contrary, the exchange of Bearer Securities for Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange. Neither the Company, the Guarantors, the Trustee nor the Registrar shall exchange any Bearer Securities for Registered Securities if it has received an Opinion of Counsel that as a result of such exchange the Company would suffer adverse consequences under the United States Federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges thereafter, unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Registrar.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.3, the Company shall appoint a successor Depositary with respect to the Securities of such series.
If a successor Depositary for the Securities of such series is not appointed by the Company prior to the resignation of the Depositary and, in any event, within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's designation of the Depositary pursuant to Section 3.l(b)(22) shall no longer be effective with respect to the Securities of such series and the Company and the Guarantors shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities with Senior Subordinated Guarantees endorsed thereon of such series of like tenor, shall authenticate and deliver. Securities with Senior Subordinated Guarantees endorsed thereon of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Global Security or Securities of such series of like tenor in exchange for such Global Security or Securities in global form.

          The Company may at any time in its sole discretion determine that Global Securities shall no longer be represented by such a Global Security or Securities. In such event the Company and the Guarantors shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities with Senior Subordinated Guarantees endorsed thereon of such series of like tenor, shall authenticate and deliver, Securities with Senior Subordinated Guarantees endorsed thereon of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Global Security or Securities of such series of like tenor in exchange for such Security or Securities in global form.

          If specified by the Company pursuant to Section 3.1 with respect to a series of Securities, the Depositary for such series may surrender a Global Security of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company, the Guarantors and such Depositary. Thereupon, the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, without service charge,

     (i) to each Person specified by such Depositary a new certificated Security or Securities with Senior Subordinated Guarantees endorsed thereon of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

     (ii) to such Depositary a new Global Security with Senior Subordinated Guarantees endorsed thereon of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of certificated Securities delivered to Holders thereof.

          Upon the exchange of a Global Security with Senior Subordinated Guarantees endorsed thereon for Securities with Senior Subordinated Guarantees endorsed thereon in certificated form, such Global Security with Senior Subordinated Guarantees endorsed thereon shall be cancelled by the Trustee. Unless expressly provided with respect to the Securities of any series that such Security may be exchanged for Bearer Securities, Securities with Senior Subordinated Guarantees endorsed thereon in certificated form issued in exchange for a Global Security with Senior Subordinated Guarantees endorsed thereon pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security with Senior Subordinated Guarantees endorsed thereon, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities with Senior Subordinated Guarantees endorsed thereon to the Persons in whose names such Securities with Senior Subordinated Guarantees endorsed thereon are so registered.

          Whenever any Securities are surrendered for exchange, the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, the Securities with Senior Subordinated Guarantees endorsed thereon which the Holder making the exchange is entitled to receive.

          All Securities with Senior Subordinated Guarantees endorsed thereon issued upon any registration of transfer or upon any exchange of Securities with Senior Subordinated

Guarantees endorsed thereon shall be the valid obligations of the Company and the Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities with Senior Subordinated Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

          Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Guarantors, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantors, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 8.6 or 11.7 not involving any transfer.

          The Company and the Guarantors shall not be required (i) to issue, register the transfer of, or exchange any Securities with Senior Subordinated Guarantees endorsed thereon for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of like tenor and of such series to be redeemed; (ii) to register the transfer of or exchange any Registered Security with Senior Subordinated Guarantees endorsed thereon so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part; or (iii) to exchange any Bearer Security with Senior Subordinated Guarantees endorsed thereon so selected for redemption, except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously
                --------
surrendered for redemption.

          The foregoing provisions relating to registration, transfer and exchange may be modified, supplemented or superseded with respect to any series of Securities by a Board Resolution or in one or more indentures supplemental hereto.

          Section 3.6 Replacement Securities. If a mutilated Security or a Security with a mutilated interest coupon appertaining to it is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company, the Guarantors or the Trustee to save each of them harmless, the Company and the Guarantors shall execute and the Trustee shall authenticate and deliver a replacement Registered Security with Senior Subordinated Guarantees endorsed thereon, if such surrendered Security was a Registered Security, or a replacement Bearer Security with Senior Subordinated Guarantees endorsed thereon with interest coupons corresponding to the interest coupons appertaining to the surrendered Security, if such surrendered Security was a Bearer Security, of the same series and date of maturity.

          If there shall be delivered to the Company, the Guarantors and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or interest coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or interest coupon has been acquired by a bona fide purchaser, the Company and the Guarantors shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen interest coupon appertains (with all appurtenant interest coupons not destroyed, lost or stolen), a replacement Registered Security with Senior Subordinated Guarantees endorsed thereon, if such Holder's claim appertains to a Registered Security with Senior Subordinated Guarantees endorsed thereon, or a replacement Bearer Security with Senior Subordinated Guarantees endorsed thereon with interest coupons corresponding to the interest coupons appertaining to the destroyed, lost or stolen Bearer Security or the Bearer Security to which such lost, destroyed or stolen interest coupon appertains, if such Holder's claim appertains to a Bearer Security, of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security or interest coupon has become or is about to become due and payable, the Company and the Guarantors in their discretion may, instead of issuing a new Security or interest coupon with Senior Subordinated Guarantees endorsed thereon, pay such Security or interest coupon; provided, however, that payment of principal of and
                             --------  -------
any premium or interest on Bearer Securities shall, except as otherwise provided in Section 9.2, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.1, any interest on Bearer Securities shall be payable only upon presentation and surrender of the interest coupons appertaining thereto.

          Upon the issuance of any new Security under this Section, the Company and the Guarantors may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, its agents and counsel) connected therewith.

          Every new Security with Senior Subordinated Guarantees endorsed thereon of any series with its interest coupons, if any, issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen interest coupon appertains, shall constitute an original additional contractual obligation of the Company and the relevant Guarantor, whether or not the destroyed, lost or stolen Security and its interest coupon, if any, or the destroyed, lost or stolen interest coupon, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their interest coupons, if any, duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or interest coupons.

          Section 3.7     Payment of Interest; Interest Rights Preserved.    (a)
Unless otherwise provided as contemplated by Section 3.1, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to Section 9.2; provided, however, that at the option of the Company, interest
                --------  -------
on any series of Registered Securities that bears interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register of Holders of Securities of such series or (ii) at the expense of the Company, by wire transfer to an account maintained by the Person entitled thereto as specified in the Register of Holders of Securities of such series.

          Unless otherwise provided as contemplated by Section 3.1, (i) interest, if any, on Bearer Securities shall be paid only against presentation and surrender of the interest coupons for such interest installments as are evidenced thereby as they mature and (ii) original issue discount, if any, on Bearer Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside the United States, unless the Company shall have otherwise instructed the Trustee in writing, provided that any such instruction for payment in the United States
         --------
does not cause any Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations. The interest, if any, on any temporary Bearer Security shall be paid, as to any installment of interest evidenced by an interest coupon attached thereto only upon presentation and surrender of such interest coupon and, as to other installments of interest, only upon presentation of such Security for notation thereon of the payment of such interest. If at the time a payment of principal of or interest, if any, on a Bearer Security or interest coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in Dollars, then the Company may instruct the Trustee in Writing to make such payments at a Paying Agent located in the United States, provided that provision
                                                         --------
for such payment in the United States would not cause such Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations.

          (a) Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          (b) In the case of any Registered Security of a series which is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security the principal of (or premium, if any, on) which shall become due and payable, whether at a Stated Maturity or by declaration of acceleration, call for redemption, or otherwise, prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or any one or more Predecessor Securities) is registered at the close of business on such Regular Record Date, unless otherwise provided with respect to Securities of that series pursuant to Section 3.1(b).

          Section 3.8 Persons Deemed Owners. Unless otherwise provided as contemplated by Section 3.1, prior to due presentment of any Registered Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, any Guarantor, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

          Unless otherwise provided as contemplated by Section 3.1, the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the bearer of any Bearer Security and the bearer of any interest coupon as the absolute owner of such Bearer Security or interest coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or interest coupon be overdue, and neither the Company, the Guarantors, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Guarantors, the Trustee or any agent of the Company, any Guarantor or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. No holder of any beneficial interest in any Global Security, held on its behalf by or through a Depositary, shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. With respect to any Global Security, nothing herein shall prevent the Company, the Guarantors or the Trustee, or any agent of the Company, any Guarantor or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

          Section 3.9 Cancellation. All Securities and interest coupons appertaining thereto, if any, surrendered for payment, redemption, conversion, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, together with the Senior Subordinated Guarantees endorsed thereon, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities, together with interest coupons appertaining thereto, if any, previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities, together with interest coupons appertaining thereto, if any, previously authenticated hereunder which the Company has not issued and sold, and all Securities and interest coupons so delivered shall, together with the Senior Subordinated Guarantees endorsed thereon, be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.9, except as expressly permitted by this Indenture. All cancelled Securities and interest coupons held by the Trustee shall, together with the Senior Subordinated

Guarantees endorsed thereon, be disposed of in accordance with its customary procedures, and the Trustee shall thereafter deliver to the Company a certificate with respect to such disposition.

          Section 3.10 Computation of Interest. Except as otherwise specified as contemplated by Section 3.1, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 3.11 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use and in addition to the other identification numbers printed on the Securities), and, in such case, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made
         --------
as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

          Section 3.12 Currency and Manner of Payment in Respect of Securities. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, payment of the principal of, premium, if any, and interest, if any, on any Security of such series will be made in the currency or currencies or currency unit or units in which such Security is payable. The provisions of this Section 3.12 may be modified or superseded pursuant to Section 3.1 with respect to any Securities.

                                  ARTICLE 4.

                          SATISFACTION AND DISCHARGE

          Section 4.1 Termination of Company's Obligations Under the Indenture. This Indenture will be discharged and will cease to be of further effect as to all Securities issued hereunder, when:

          (a)     either:

          (i) all Securities that have been authenticated, except lost, stolen or destroyed Securities that have been replaced or paid and Securities for whose payment money has been deposited in trust and thereafter repaid to the Company, have been delivered to the Trustee for cancellation; or

          (ii) all Securities that have not been delivered to the Trustee for cancellation have become due and payable by reason of the mailing of a notice of redemption or otherwise or will become due and payable within one year, and the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable U.S. Government Obligations, or a combination of cash in U.S. dollars and non-callable U.S. Government Obligations, in amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the Securities not delivered to the Trustee for cancellation for principal, premium and Liquidated Damages, if any, and accrued interest to the date of maturity or redemption;

          (b) no Default or Event of Default has occurred and is continuing on the date of the deposit or will occur as a result of the deposit and the deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound;

          (c) the Company has paid or caused to be paid all sums payable by it under the Indenture; and

          (d) the Company has delivered irrevocable instructions to the Trustee under the Indenture to apply the deposited money toward the payment of the Securities at maturity or the redemption date, as the case may be.

          In addition, the Company must deliver an Officers' Certificate and an opinion of counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

          Notwithstanding the satisfaction and discharge of this Indenture, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section 4.1, the provisions of Section 4.2 and Section 18.6 hereof shall survive.

          Section 4.2 Application of Trust Funds. Subject to the provisions of Section 18.6, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

          If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with Section 4.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and any Guarantor's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.1; provided that if the Company has made any payment of
                         --------
principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

                                  ARTICLE 5.

                             DEFAULTS AND REMEDIES

          Section 5.1 Events of Default. An "Event of Default," with respect to the Securities of any series, means any one of the following events (whatever the reason for such

Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) failure to pay principal of (or premium, if any, on) any Security when the same becomes due and payable at maturity, upon redemption, or otherwise, whether or not such payment is prohibited by the provisions of Article 17 hereof; or

          (b) failure to pay interest on, or Liquidated Damages with respect to, any Security when the same becomes due and payable and the Default continues for a period of 30 days, whether or not such payment is prohibited by Article 17 hereof; or

          (c) default in the deposit of any sinking fund payment, when and as due by, the terms of a Security of that series; or

          (d) failure to perform any other covenant, warranty or agreement contained in the Securities or this Indenture or any supplemental indenture, and the Default continues for the period and after the notice specified in the last paragraph of this Section 5.1; or

          (e) a default or defaults under the terms of one or more instruments evidencing or securing Indebtedness of the Company or any Restricted Subsidiary of the Company having an outstanding principal amount of $10 million or more individually or in the aggregate that has resulted in the acceleration of the payment of such Indebtedness or the failure by the Company or any of its Restricted Subsidiaries to pay principal when due at the stated maturity of any such Indebtedness; or

          (f) the rendering of a final judgment or final judgments (not subject to appeal) against the Company, or any Restricted Subsidiary in an amount of $5 million or more (net of any amounts covered by reputable and creditworthy insurance companies), which remains undischarged or unstayed for a period of 60 days after the date on which the right to appeal has expired; or

          (g) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Guarantor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Guarantor under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Guarantor or of any substantial part of the property of the Company or any Guarantor, or ordering the winding up or liquidation of the affairs of the Company or any Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (h) the commencement by the Company or any Guarantor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Guarantor to the entry of a decree or order for relief in respect of the Company or any Guarantor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Guarantor or the filing by the Company or any Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by the Company or any Guarantor to the filing of such a petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Guarantor or of any substantial part of the property of the Company or any Guarantor, or the making by the Company or any Guarantor of an assignment for the benefit of creditors, or the admission by the Company or any Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Guarantor in furtherance of any such action;

          (i) the Guarantee of any Guarantor ceases to be in full force and effect (other than in accordance with the terms of such Guarantee and hereunder) or is declared null and void and unenforceable or found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of such Guarantor from its Guarantee in accordance with the terms hereunder and such Guarantee); or

          (j)    any other Event of Default provided as contemplated by Section
     3.1 with respect to Securities of that series.

          A Default under clause (d) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company and the Trustee, of the Default in writing and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." Such notice shall be given by the Trustee if so requested by the Holders of at least 25% in principal amount of the Securities then outstanding. When a Default is cured, it ceases.

          Section 5.2 Acceleration; Rescission and Annulment. If an Event of Default with respect to the Securities (other than an Event of Default specified in clause (g) or (h) of Section 5.1 with respect to the Company) occurs and is continuing, either the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities by notice in writing to the Company (and to the Trustee if given by the Holders) may declare the unpaid principal of and accrued interest to the date of acceleration on all the outstanding Securities to be due and payable immediately and, upon any such declaration, such principal amount and accrued interest shall become immediately due and payable.

          If an Event of Default specified in clause (g) or (h) of Section 5.1 with respect to the Company occurs all unpaid principal of and accrued interest on the outstanding Securities shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder thereof.

          After a declaration of acceleration, but before a judgment or decree or payment of the money due in respect of the Securities has been obtained, the Holders of not less than a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind and annul an acceleration and its consequences if all existing Events of Default (other than the nonpayment of principal of and interest on the Securities which has become due solely by virtue of such acceleration) have been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee. The Company agrees that if

          (a) default is made in the payment of any interest on any Security or interest coupon, if any, when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities or interest coupons, if any, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Securities or interest coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including all amounts due the Trustee, its agents and counsel under Section 6.7.

          If the Company or any Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, any Guarantor, or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Guarantor or any other obligor upon the Securities, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy, subject, however, to Section 5.8.

          Section 5.4 Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any Guarantor or any other obligor upon the Securities), its property or its creditors (or of any Guarantor or its creditors), the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or interest coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder of a Security or interest coupon thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or interest coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders,
            --------  -------
vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

          Section 5.5 Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities or any Senior Subordinated Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          Section 5.6 Delay or Omission Not Waiver. No delay or omission by the Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.

          Section 5.7 Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of Outstanding Securities of any series by written notice to the Trustee may waive on behalf of the Holders of all Securities of such series and any interest coupons appertaining thereto a past Default or Event of Default with respect to that series and its consequences except a Default or Event of Default (i) in the payment of the principal of, premium, if any, or interest on any Security of such series or any interest coupon appertaining thereto or (ii) in respect of an agreement or provision hereof which pursuant to Article 8 cannot be amended or modified without the consent of the Holder of each Outstanding Security of such series affected.
Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 5.8 Control by Majority. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Securities of that series; provided, however, that (i) the Trustee may refuse to follow any direction that
--------  -------
conflicts with any governmental rule or law or this Indenture, (ii) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting, or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability without adequate indemnity having been offered therefor and (iii) subject to Section 6.1, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 5.9 Limitation on Suits by Holders. No Holder of any Security of any series or any interest coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) the Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (b) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

          (d) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

          (e) during such 60-day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series have not given to the Trustee a direction inconsistent with such written request;

          provided, however, that the limitations contained in (a) through (e)
          --------  -------
of this Section do not apply to any suit by a Holder of any Security for enforcement of payment of the principal of (and premium, if any) or interest on such Security on or after the respective due date expressed in such Security.

          No one or more Holders of Securities of a series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          Section 5.10     Rights of Holders to Receive Payment.
Notwithstanding any other provision of this Indenture, but subject to Section 8.2, each of the right of any Holder of a Security or interest coupon to receive payment of principal of premium, if any, and, subject to

Sections 3.5 and 3.7, interest on the Security, on or after the respective due dates expressed in the Security (or, in case of redemption or a required repurchase by the Company under the terms of the relevant Securities, on the Redemption Dates or specified repurchase dates), the right of any Holder of an interest coupon to receive payment of interest due as provided in such interest coupon, or to bring suit for the enforcement of any such payment on or after such respective dates, and the right, if any, to convert or exchange such Security in accordance with Article 14, is unconditional and shall not be impaired or affected without the consent of such Holder.

          Section 5.11 Application of Money Collected. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and interest coupons, if any, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: to the Trustee for amounts due under Section 6.7;

          Second: to Holders of Securities and interest coupons in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

          Third: the balance, if any, to the Company.

          The Holders of each series of Securities denominated in ECU, any other currency unit or a Foreign Currency and any matured interest coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Trustee by converting the principal amount Outstanding of such series of Securities and matured but unpaid interest on such series of Securities in the currency in which such series of Securities is denominated into Dollars at the Market Exchange Rate as of the date of declaration of acceleration of Maturity of the Securities (or, if the default consists of a failure to pay the principal of such Securities on the Stated Maturity thereof, as of the Stated Maturity date).

          The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.11. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

          Section 5.12 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 5.13 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.14 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however,
                                                              --------  -------
that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or any Guarantor, any Guarantor, the Trustee or any Holder, or group of Holders, holding in the aggregate at least 10% in principal amount of the Outstanding Securities of the relevant series or in any suit instituted by any Holder for the enforcement of principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or any required repurchase by the Company, on or after the Redemption Date or specified repurchase date).

          Section 5.15 Waiver of Stay, Extension or Usury Laws. Each of the Company and the Guarantors agrees (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, and premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the agreements or the performance of this Indenture or prohibit or forgive any Guarantor from performance under its Senior Subordinated Guarantee; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and agrees that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          Section 5.16 Conduct of Trustee. In the case an Event of Default occurs and is continuing, the Trustee will be required, in the exercise of is power, to use the degree of care of a prudent person in the conduct of his or her own affairs.

                                  ARTICLE 6.

                                  THE TRUSTEE

          Section 6.1 Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 6.2 Notice of Defaults. The Trustee shall, within 30 days after the occurrence of any Default or Event of Default with respect to the Securities, give the Holders thereof notice of all uncured Defaults or Events of Default known to it; provided, however, that, except in the case of an Event of
                     --------  -------
Default in payment with respect to the Securities of a Default or Event of Default in complying with any additional covenants contemplated by Section 3.1 with respect to Securities of that series and Section 7.1 hereunder, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors or responsible officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

          Section 6.3 Certain Rights of Trustee. Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) except with respect to Section 9.1, the Trustee shall have no duty to inquire as to the performance by the Company or any Guarantor of the agreements set forth in Article 9 beyond its good faith review of any certificates or other notices received by it from the Company or any Guarantor.

          Section 6.4 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities and in the Senior Subordinated Guarantees endorsed thereon, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantors, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Senior Subordinated Guarantees endorsed thereon. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

          Section 6.5 May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, any Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to the definition of "Outstanding" set forth in Section 1.1 and subject to Sections 6.8 and 6.13, may otherwise deal with the Company, any Guarantor and any other obligor upon the Securities and the Senior Subordinated Guarantees with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          Section 6.6 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law or by the provisions of this Indenture. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or any Guarantor, as the case may be.

          Section 6.7     Compensation and Reimbursement.  The Company agrees

          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          To secure the Company's payment obligations in this Section 6.7, the Trustee shall have a Lien prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or interest on particular Securities.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(g) or (h) occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law. The Company's obligations under this
Section 6.7 and any claim arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to
Article 17 and any rejection or termination under any Bankruptcy Law.

          Section 6.8 Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest within 90 days, apply to the Commission for permission to continue, or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under any other indenture specified in (A) a Board Resolution, (B) an action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth in an Officers' Certificate or (C) one or more indentures supplemental hereto.

          Section 6.9 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $25,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 6.10 Resignation and Removal; Appointment of Successor. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          If at any time:

          (a) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (b) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (2) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of

Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          Section 6.11 Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantors, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, any Guarantor or any successor

Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          Upon request of any such successor Trustee, the Company and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 6.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such
                                                                 --------
corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          Section 6.13 Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company or any Guarantor (or any other obligor upon the Securities or the Senior Subordinated Guarantees endorsed thereon), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any Guarantor or any such other obligor).

          Section 6.14 Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 3.6, and Securities so authenticated and the Senior Subordinated Guarantees endorsed thereon shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible
                      --------
under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities with the Senior Subordinated Guarantees endorsed thereon of the series designated therein referred to in the within-mentioned Indenture.

                                 ____________________________
                                         As Trustee


                                 By:_________________________
                                      As Authenticating Agent

                                 By:_________________________
                                         Authorized Signatory

                                  ARTICLE 7.

            CONSOLIDATION, MERGER OR SALE OF ASSETS BY THE COMPANY

          Section 7.1     Consolidation, Merger or Sale of Assets Permitted.
The Company (a) shall not consolidate with or merge into any Person; (b) shall not permit any Person other than a Restricted Subsidiary to consolidate with or merge into the Company or; (c) shall not, directly or indirectly, in one or a series of transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis; unless in any such transaction (or series) contemplated by Clause (a), (b) or (c) above:

          (a) in case the Company shall consolidate with or merge into another Person or shall directly or indirectly, in one or a series of transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of such properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis (for purposes of this Article 7, a "Successor Company") shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities and the performance of every agreement of this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such consolidation, merger, sale, transfer, lease or other disposition, no Default or Event of Default shall have occurred and be continuing; and

          (c) with respect to any series of Securities, the Company satisfies such other conditions, if any, established with respect to such series of Securities pursuant to and in accordance with Section 3.1.

          The Company shall deliver to the Trustee prior to the proposed consolidation, merger, sale, transfer, lease or other disposition an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed consolidation, merger, sale, transfer, lease or other disposition and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of such transaction under this Section 7.1 have been met.

          Section 7.2 Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis, in each case in accordance with Section 7.1, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and under the Securities and any interest coupons appertaining thereto with the same effect as if such Successor Company had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person (if still in existence) shall be relieved of all obligations and agreements under this Indenture and the Securities and any interest coupons appertaining thereto.

                                  ARTICLE 8.

                            SUPPLEMENTAL INDENTURES

          Section 8.1 Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, the Guarantors and the Trustee, at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the agreements and obligations of the Company or any Guarantor herein and in the Securities and any interest coupons appertaining thereto; or

          (b) to add to the agreements of the Company for the benefit of the Holders of all or any series of Securities (and if such agreements are to be for the benefit of less than all series of Securities, stating that such agreements are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (c) to add any additional Events of Default with respect to all or any series of Securities; or

          (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance or administration of Bearer Securities (including, without limitation, to provide that Bearer Securities may be registrable as to principal only) or to facilitate the issuance or administration of Global Securities; or

          (e) to change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such
                                                     --------
     change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (f)    to secure any series of Securities; or

          (g) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

          (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

          (i) if allowed without penalty under applicable laws and regulations, to permit payment in the United States (including any of the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal of, premium, if any, or interest, if any, on Bearer Securities or interest coupons, if any; or

          (j) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect in any material
                --------
     respect the interests of the Holders of Securities of any series; or

          (k) to make provision not adverse to the Holders of Outstanding Securities of any series with respect to any conversion or exchange rights of Holders pursuant to the requirements of Article 14; or

          (l) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

          Section 8.2 Supplemental Indentures with Consent of Holders. Subject to Section 5.10, the Company and the Guarantors, when authorized by a resolution of their respective Boards of Directors, and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of a majority in principal amount of the outstanding Securities.
Subject to Section 5.10, the Holders of a majority in principal amount of the outstanding Securities may waive compliance by the Company or any Guarantor with any provision of this Indenture or the Securities. However, without the consent of each Holder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 5.7, may not:

          (a) change the Stated Maturity of the principal of or any installment of interest on any Security or alter the optional redemption or repurchase provisions of any Security or this Indenture in a manner adverse to the holders of the Securities;

          (b)    reduce the principal amount of any Security;

          (c) reduce the rate or extend the time for payment of interest on any Security;

          (d) change the place or currency of payment of the principal of (or premium) or interest on any Security;

          (e) modify any provisions of Section 5.7 (other than to add sections of this Indenture or the Securities subject thereto) or 5.10 or this Section 8.2 (other than to add sections of this Indenture or the Securities which may not be amended, supplemented or waived without the consent of each Holder affected);

          (f) reduce the percentage of the principal amount of outstanding Securities necessary for amendment to or waiver of compliance with any provision of this Indenture or the Securities or for waiver of any Default;

          (g) waive a default in the payment of the principal of, interest on, Liquidated Damages on, or redemption payment with respect to, any Security (except a recission of acceleration of the Securities by the Holders as provided in Section 5.2 and a waiver of the payment default that resulted from such acceleration);

          (h) modify the ranking or priority of the Securities or the Guarantee of any Guarantor, or modify the definition of Senior Indebtedness or Guarantor Senior Indebtedness, or amend or modify any of the provisions of Article 17 in any manner adverse to the Holders; or

          (i) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with this Indenture.

          An amendment under this Section 8.2 may not make any change under
Article 4, Article 15 or, Article 17 hereof that adversely affects in any material respect the rights of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any representative thereof authorized to give a consent) shall have consented to such change.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 8.3 Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities of one or more series shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

          Section 8.4 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 8.5 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any interest coupon appertaining thereto shall be bound thereby.

          Section 8.6 Reference in Securities to Supplemental Indentures. Securities, including any interest coupons, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities including any interest coupons of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities including any interest coupons of such series.

          Section 8.7 Notice of Supplemental Indentures. Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in
Section 1.6, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                  ARTICLE 9.

                                  AGREEMENTS

          Section 9.1 Payment of Principal, Premium, if Any, and Interest. The Company agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest, together with additional amounts, if any, on the Securities of that series in accordance with the terms of the Securities of such series, any interest coupons appertaining thereto and this Indenture; provided, however,
                                                          --------  -------
that amounts properly withheld under the Internal Revenue Code of 1986, as amended, by any Person from a payment to any Holder of Securities, after having requested such Holder to provide applicable information that would allow such Person to make such payment without withholding, shall be considered as having been paid by the Company to such Holder for purposes of this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if there shall have been sent to the Trustee or Paying Agent by wire transfer, received by no later than the close of business on such due date, or if the Trustee or Paying Agent otherwise holds, on that date money designated for and sufficient to pay the installment.

          Section 9.2 Maintenance of Office or Agency. Unless otherwise specified as contemplated by Section 3.1, if Securities of a series are issued as Registered Securities, the Company will maintain in each Place of Payment for that series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange or conversion and where notices and demands to or upon the Company or any Guarantor in respect of the Securities or the Senior Subordinated Guarantees of that series and this Indenture may be served. Unless otherwise specified as contemplated by Section 3.1, if Securities of a series are issuable as Bearer Securities, the Company will maintain (i) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States where Securities of that series and related interest coupons may be presented and surrendered for payment; provided, however, that if the
                                              --------  -------
Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (ii) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and each Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          Unless otherwise specified as contemplated by Section 3.1, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in the United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or interest coupon for payment, even if the payment would be credited to an account located outside the United States; provided, however, that, if the
                                                 --------  -------
Securities of a series are denominated and payable in Dollars, payment of principal of and any premium or interest on any such Bearer Security shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          Unless otherwise specified as contemplated by Section 3.1, the Company may also from time to time designate one or more other offices or agencies where the Securities (including any interest coupons, if any) of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in
              --------  -------
any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities (including any interest coupons, if any) of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          Unless otherwise specified as contemplated by Section 3.1, the Trustee shall initially serve as Paying Agent.

          Section 9.3 Money for Securities Payments to Be Held in Trust; Unclaimed Money. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any interest coupons appertaining thereto, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities and any interest coupons appertaining thereto, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent;

          (b) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (c) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest on the Securities of that series; and

          (d) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any

Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the terms set forth in this Indenture; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal of or premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and interest coupon, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the
                                                   --------  -------
Trustee or such Paying Agent, before being required to make any such repayment, may in the name and at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment with respect to such series, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 9.4 Corporate Existence. Subject to Article 7, the Company will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; provided that nothing in this Section 9.4 shall prevent
                       --------
the abandonment or termination of any right or franchise of the Company if it shall be determined that such abandonment or termination is desirable in the conduct of the business of the Company.

          Section 9.5 Annual Review Certificate. The Company agrees to deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, a certificate from the principal executive officer, principal financial officer, treasurer or principal accounting officer of the Company stating that a review of the activities of the Company during such year and of performance under this Indenture has been made under his or her supervision and to the best of his or her knowledge, based on such review, each of the Company and the Guarantors has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him or her and the nature and status thereof. For purposes of this Section 9.5, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          The Company shall deliver to the Trustee, as soon as possible and in any event within 30 days after the Company becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or Default, and the action which the Company proposes to take with respect thereto.

          Section 9.6 Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order, normal wear and tear excepted, and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 9.6
                        --------  -------
shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposition is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary.

          Section 9.7 Payments of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, in any case described in (1) or (2) above, if unpaid, might by law become a material lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay
                --------  -------
or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings, or for which adequate reserves have been established.

          Section 9.8 Waiver of Certain Agreements. Except as otherwise specified as contemplated by Section 3.1 for Securities of such series, the Company or any Guarantor may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any agreement provided pursuant to Section 3.1(b)(15), 8.1(b) or 8.1(g) for the benefit of the Holders of such series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by act of such Holders in accordance with Section 1.4, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and each of the Guarantors and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                  ARTICLE 10.

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 10.1 Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not more than 15 days after each Regular Record Date for any series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content for any or all series as of a date not more than 15 days prior to the time such list is furnished;

excluding, from any such list names and addresses possessed by the Trustee in its capacity as Registrar.

          Section 10.2     Preservation of Information, Communications to
Holders.  (a)   The Trustee shall preserve, in as current a form as is
reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in Section 10.1 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 10.1 upon receipt of a new list so furnished.

          (a) The rights of Holders of Securities to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

          (b) Every Holder of Securities and interest coupons appertaining thereto, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Guarantors nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders of Securities made pursuant to the Trust Indenture Act.

          Section 10.3     Reports by Trustee.  (a)   The Trustee shall transmit
to Holders of Securities such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

          (a) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing with the first July 15 after the first issuance of Securities under this Indenture.

          (b) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which the Securities of any series may then be listed and also with the Commission. The Company will notifying the Trustee whenever the Securities of any series are listed on any stock exchange.

          Section 10.4 Reports by the Company and the Guarantors. The Company and each of the Guarantors shall file with the Trustee and the Commission, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed
--------
with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Notwithstanding anything contrary herein, the Trustee shall have no duty to review such documents for purposes of determining compliance with any provisions of this Indenture.

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                                  ARTICLE 11.

                                  REDEMPTION

          Section 11.1 Applicability of Article. Securities (including interest coupons, if any) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

          Section 11.2 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities, including interest coupons, if any, that, at the time of such election, may be redeemed at the option of the Company, shall be evidenced by a Board Resolution. In the case of any such redemption at the election of the Company of less than all the Securities or interest coupons, if any, of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

          Section 11.3 Selection of Securities to Be Redeemed. Unless otherwise specified as contemplated by Section 3.1, selection of Securities for any partial redemption shall be made by the Trustee, in accordance with the rules of any national securities exchange on which the Securities may be listed or, if the Securities are not so listed, pro rata or by lot or in such manner as
                                         --- ----
the Trustee shall deem appropriate and fair. Securities in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000.
On and after the date fixed for redemption, interest will cease to accrue on the Securities or portions thereof called for redemption.

          Section 11.4 Notice of Redemption. Unless otherwise specified as contemplated by Section 3.1, notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities to be redeemed.

          All notices of redemption shall state:

          (a)     the Redemption Date;

          (b)     the Redemption Price;

          (c) if less than all the Outstanding Securities of a series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

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

          (d) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all interest coupons appertaining thereto, if any, maturing on or after the Redemption Date, are to be surrendered for payment of the Redemption Price;

          (e) that Securities of the series called for redemption and all unmatured interest coupons, if any, appertaining thereto must be surrendered to the Paying Agent to collect the Redemption Price;

          (f) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

          (g) that the redemption is from a sinking fund, if such is the case;

          (h) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all interest coupons maturing subsequent to the Redemption Date or the amount of any such missing interest coupon or interest coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished;

          (i)    the CUSIP number, if any, of the Securities;

          (j) if applicable, the conversion or exchange price, the date on which the right to convert or exchange the Securities (or portions thereof to be redeemed) will terminate and the place or places where such Securities may be surrendered for conversion or exchange; and

          (k) the procedures that a Holder must follow to surrender the Securities so to be redeemed.

Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          Section 11.5 Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.3) an amount of money in the currency or currencies (including currency unit or units) in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.

          Unless any Security by its terms prohibits any redemption obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Company may deliver such Securities to the Trustee for crediting of an amount equal to the then applicable Redemption Price for such Securities against such payment obligation in accordance with the terms of such Securities and this Indenture.

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

          Section 11.6 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the interest coupons for any such interest appertaining to any Bearer Security so to be redeemed, except to the extent provided below, shall be void. Except as provided in the next succeeding paragraph, upon surrender of any such Security, including interest coupons, if any, for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer
                 --------  -------
Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and its possessions (except as otherwise provided in Section 9.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of interest coupons for such interest; and provided further, that, unless
                                           -------- -------
otherwise specified as contemplated by Section 3.1, installments of interest on Registered Securities that are due and payable on Interest Payment Dates that are on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.7.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant interest coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing interest coupons, or the surrender of such missing interest coupon or interest coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing interest coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that
                                                     --------  -------
interest represented by interest coupons shall be payable only at an office or agency located outside of the United States (except as otherwise provided pursuant to Section 9.2) and, unless otherwise specified as contemplated by
Section 3.1, only upon presentation and surrender of those interest coupons.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          Section 11.7 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part at any Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge, a new Security or Securities (each with a Senior Subordinated Guarantee of each Guarantor executed by each such Guarantor and endorsed thereon) of the same series, having the same form, terms and Stated Maturity, in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal amount of the Security surrendered.

                                  ARTICLE 12.

                                 SINKING FUNDS

          Section 12.1 Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          Section 12.2 Satisfaction of Sinking Fund Payments with Securities. The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) together, in the case of Bearer Securities of such series, with all unmatured interest coupons appertaining thereto and (ii) may apply as a credit Securities of a series which have been (x) redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, (y) converted or exchanged pursuant to Article 14 or (z) previously delivered to the Trustee and cancelled without reissuance pursuant to Section 3.9, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such
                                                        --------
Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          Section 12.3 Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 12.2 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

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

                                  ARTICLE 13.

                       MEETINGS OF HOLDERS OF SECURITIES

          Section 13.1 Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

          Section 13.2 Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 13.1 to be held at such time and at such place in The City of New York or in such other place as may be acceptable to the Company. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

          (a) In case at any time the Company, pursuant to a Board Resolution, shall have requested the Trustee to call a meeting of the Holders of Securities of any series for any purpose specified in Section 13.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company may determine the time and the place in The City of New York or such other place as may be acceptable to the Company for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph
(a) of this Section 13.2.

          Section 13.3 Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be
(a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders.
The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          Section 13.4 Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with
--------  -------
respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at the

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

reconvening of any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting adjourned or further adjourned for lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the then Outstanding Securities of the relevant series shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.2(b), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

          Except as limited by the proviso to Section 8.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series, provided, however, that, except as limited by the proviso to Section 8.2, any
--------  -------
resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

          Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section 13.4 shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

          Notwithstanding the foregoing provisions of this Section 13.4, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

          (1)  there shall be no minimum quorum requirement for such meeting and

          (2) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

          Section 13.5 Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of any series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be provided in the manner specified in Section
1.4 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

          (a) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be a Responsible Officer of the Trustee) of the meeting, unless the meeting shall have been called by the Company as provided in
Section 13.2(b), in which case the Company shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (b) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or represented by him or her; provided, however, that no vote
                                              --------  -------
shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (c) Any meeting of Holders of Securities of a series duly called pursuant to Section 13.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

          Section 13.6 Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint an inspector of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting its verified written reports in duplicate of all votes cast at the meeting. A record of the proceedings of each meeting of Holders of Securities shall be prepared by the applicable secretary of the meeting and there shall be attached to said record the original report of the inspector of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section
13.2 and, if applicable, Section 13.4. At least two copies of such record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one copy thereof shall be delivered to the Company and the other to the Trustee to be presented by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

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

                                  ARTICLE 14.

                     CONVERSION OR EXCHANGE OF SECURITIES

          Section 14.1  Applicability of Article.  The provisions of this
Article 14 shall be applicable to the Securities of any series which are convertible or exchangeable into Equity Interests of the Company, and to the issuance of such Equity Interests upon the conversion or exchange of such Securities, except as otherwise specified as contemplated by Section 3.1 for the Securities of such series.

          Section 14.2   Exercise of Conversion or Exchange Privilege.  (a)
In order to exercise a conversion or exchange privilege, the Holder of a Security of a series with such privilege shall surrender such Security, together, in the case of any Bearer Security, with all unmatured interest coupons and any matured interest coupons in default appertaining thereto, to the Company at the office or agency maintained for that purpose pursuant to Section 9.2, accompanied by written notice to the Company that the Holder elects to convert or exchange such Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such Holder, the name or names (with address) in which the certificate or certificates for Equity Interests which shall be issuable on such conversion or exchange shall be issued. Registered Securities surrendered for conversion or exchange shall (if so required by the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing.

          (a) As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution establishing the terms of any series of Securities and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as the Company may prescribe. The Company shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, a certificate or certificates for the number of Equity Interests issuable upon the conversion or exchange of such Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share of such Equity Interest otherwise issuable upon such conversion or exchange.

          (b) Such conversion or exchange shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion or exchange by the Company and such Security shall have been surrendered as aforesaid and at such time the rights of the Holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any certificate or certificates for Equity Interests of the Company shall be issuable upon such conversion or exchange shall be deemed to have become the Holder or Holders of record of the Equity Interests represented thereby. Except as set forth above and subject to paragraph (d) of Section 3.7, no payment or adjustment shall be made upon any conversion or exchange on account of any interest accrued on the Securities surrendered for conversion or exchange, or on account of any dividends on the Equity Interests of the Company issued upon such conversion or exchange if the record date for the payment of such dividends occurs prior to or on the date on which such conversion or exchange shall be deemed to have been effected.

          In the case of any Security which is converted or exchanged in part only, upon such conversion or exchange the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted or unexchanged portion of such Security.

          Any requirements for notice, surrender or delivery of Securities pursuant to this Article Fourteen shall, with respect to any Global Security, be subject to any Applicable Procedures.

          Section 14.3 No Fractional Equity Interests. No fractional Equity Interest of the Company shall be issued upon conversions or exchanges of Securities of any series. If more than one Security shall be surrendered for conversion or exchange at one time by the same Holder, the number of full shares of the Equity Interest which shall be issuable upon conversion or exchange shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 14.3, any Holder of a Security or Securities would be entitled to a fractional share of any Equity Interest of the Company upon the conversion or exchange of such Security or Securities, or specified portions thereof, the Company shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed, (i) if such Equity Interest is listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the last reported sale price regular way on the principal exchange where such Equity Interest is listed or admitted, on the last trading day prior to the date of conversion or exchange upon which such a sale shall have been effected, (ii) if such Equity Interest is not at the time so listed or admitted on a national securities exchange but is quoted on the National Market System of the National Association of Securities Dealers, Inc. ("Nasdaq"), on the basis of the average of the last bid and asked prices of such Equity Interest on Nasdaq on the last trading day prior to the date of conversion or exchange, (iii) if such Equity Interest is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange or quoted on Nasdaq, on the basis of the average of the last bid and asked prices of such Equity Interest in the over-the-counter market, on the last trading day prior to the date of conversion or exchange, as reported by the National Quotation Bureau Incorporated or similar organization if the National Quotation Bureau Incorporated is no longer reporting such information, or (iv) in accordance with the terms of the supplemental indenture or Board Resolutions setting the terms of the Securities of such series. For purposes of this Section, "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which the applicable Equity Interest is not traded or quoted on a national securities exchange, or if the applicable Equity Interest is not traded or quoted on a national securities exchange, on Nasdaq or the principal exchange or market on which the applicable Equity Interest is traded or quoted.

          Section 14.4 Adjustment of Conversion or Exchange Price; Consolidation or Merger. The conversion or exchange price of Securities of any series that is convertible or exchangeable into an Equity Interest of the Company shall be adjusted for any stock dividends, stock splits, reclassifications, combinations or similar transactions, and the securities, assets or other property into or for which such Securities may be converted or exchanged as a result of any consolidation, merger, combination or similar transaction shall be determined, in accordance with the terms of the supplemental indenture or Board Resolutions setting the terms of the Securities of such series.

          Whenever the conversion or exchange price is adjusted, the Company shall compute the adjusted conversion or exchange price in accordance with the terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officers' Certificate setting forth the adjusted conversion or exchange price and showing in reasonable detail the facts upon which such adjustment is based. Whenever the securities, assets or other property into or for which Securities of any series may be converted or exchanged are changed as a result of any consolidation, merger or similar transaction, the Company shall determine the nature and amount of such securities, assets or other property in accordance with the terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officers' Certificate describing such securities, assets or other property and stating the amount of such securities, assets or other property into or for which such Securities have become convertible or exchangeable. Such certificates shall forthwith be filed at each office or agency maintained for the purpose of conversion or exchange of Securities pursuant to Section 9.2 and, if different, with the Trustee and the Company shall forthwith cause a notice setting forth the adjusted conversion or exchange price or describing such securities, assets or other property, as applicable, to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at its address appearing on the Register and to any conversion or exchange agent other than the Trustee and shall give notice to the Holder of Bearer Securities as provided in 1.6.

          Section 14.5 Notice of Certain Corporate Actions. If any series of Securities which are directly or indirectly convertible or exchangeable for any Equity Interests are Outstanding, in case:

          (a) the Company shall declare a dividend (or any other distribution) on any class of such Equity Interests (i) payable otherwise than exclusively in cash out of its retained earnings, or (ii) exclusively in cash out of its retained earnings in an amount that, under the terms of such Securities, would require an adjustment in the exchange or conversion price of such Securities; or

          (b) the Company shall authorize the granting to the holders of any class of such Equity Interests of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) of any reclassification of any class of such Equity Interests (other than a subdivision or combination of its outstanding shares of such Equity Interests), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale of all or substantially all of the assets of the Company; or

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          (d)    of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) the Company or any Subsidiary of the Company shall commence a tender or exchange offer for all or a portion of the Company's outstanding shares of such Equity Interests (or shall amend any such tender or exchange offer);

then the Company shall cause to be filed with the Trustee, and shall cause to be mailed to all Holders at their addresses as they shall appear in the Register and shall give notice to the Holder of Bearer Securities as provided in Section 1.6, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the Holders of such Equity Interests of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of such Equity Interests of record shall be entitled to exchange such Equity Interests for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up or (iii) the date on which such tender or exchange offer commenced, the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). If at any time the Trustee shall not be the conversion or exchange agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

          Section 14.6 Reservation of Equity Interests. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Equity Interests, solely for the purpose of effecting the conversion or exchange of Securities, the full number of Equity Interests of the Company then issuable upon the conversion or exchange of all Outstanding Securities of any series that has conversion or exchange rights.

          Section 14.7 Payment of Certain Taxes Upon Conversion or Exchange. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of the Company's Equity Interests on conversion or exchange of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of its Equity Interests in a name other than that of the Holder of the Security or Securities to be converted or exchanged, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

          Section 14.8 Duties of Trustee Regarding Conversion or Exchange. Neither the Trustee nor any conversion or exchange agent shall at any time be under any duty or responsibility to any Holder of Securities of any series that is convertible or exchangeable into Equity Interests of the Company to determine whether any facts exist which may require any adjustment of the conversion or exchange price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any

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supplemental indenture, any resolutions of the Board of Directors or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any conversion or exchange agent shall be accountable with respect to the validity or value (or the kind or amount) of any Equity Interests of the Company, or of any securities or property, which may at any time be issued or delivered upon the conversion or exchange of any Securities and neither the Trustee nor any conversion or exchange agent makes any representation with respect thereto. Subject to the provisions of Section 6.1, neither the Trustee nor any conversion or exchange agent shall be responsible for any failure of the Company to issue, transfer or deliver any of the Company's Equity Interests or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or exchange or to comply with any of the covenants of the Company contained in this Article 14 or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company.

          Section 14.9 Repayment of Certain Funds Upon Conversion or Exchange. Any funds which at any time have been deposited by the Company or on its behalf with the Trustee or any Paying Agent for the purpose of paying the principal of, premium, if any, and interest, if any, on any of the Securities (including funds deposited for redemption pursuant to Article 11 or for any sinking fund referred to in Article 12 hereof) and which shall not be required for such purposes because of the conversion or exchange of such Securities as provided in this
Article 14 shall after such conversion or exchange be repaid to the Company by the Trustee upon the Company's written request by Company Request.

                                  ARTICLE 15.

                         SENIOR SUBORDINATED GUARANTEE

          Section 15.1 Unconditional Guarantee. Each Guarantor hereby unconditionally, jointly and severally, guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns that: the principal of and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and interest on any overdue interest on the Securities and all other obligations of the Company to the Holders or the Trustee hereunder or under the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section
15.4. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture, and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar

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

official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 for the purpose of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article 5, such obligations (whether or not due and payable) shall forth become due and payable by each Guarantor for the purpose of this Guarantee.

          Section 15.2   Severability

          . In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 15.3   Release of a Guarantor

          . If any Guarantor is released from its guarantee and all other obligations (including any Liens) in respect of the Revolving Credit Facility or if the Securities are defeased in accordance with the terms of this Indenture, then such Guarantor shall be deemed released from all obligations under this
Article 15 without any further action required on the part of the Trustee or any Holder. The Trustee shall, at the sole cost and expense of the Company and upon receipt at the reasonable request of the Trustee of an Opinion of Counsel that the provisions of this Section 15.3 have been complied with, deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section. Any Guarantor not so released remains liable for the full amount of principal of and interest on the Securities and the other obligations of the Company hereunder as provided in this Article 15.

          Section 15.4 Limitation of Guarantor's Liability. Each Guarantor, and by its acceptance hereof each Holder and the Trustee, hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. Federal or state or other applicable law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 15.5, result in the obligations of such Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

          Section 15.5 Contribution. In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under the Guarantee, such
 -----------------

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

Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount, based on the net assets of each Guarantor (including the Funding Guarantor), determined in accordance with GAAP, subject to Section 15.4, for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Guarantor's obligations with respect to the Guarantee.

          Section 15.6 Execution of Guarantee. To further evidence their Guarantee to the Holders, the Guarantors hereby agree to execute the Guarantee in substantially the form set forth in Section 2.3 hereto to be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Guarantee set forth in Section 15.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by its Chairman of the Board, its President or one of its Vice Presidents prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signature upon the Guarantee may be manual or facsimile signature of such officer and may be imprinted or otherwise reproduced on the Guarantee, and in case such officer who shall have signed the Guarantee shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Guarantee had not ceased to be such officer of the Guarantor.

          Section 15.7 Additional Guarantors. The Company shall cause each Restricted Subsidiary which guarantees or otherwise provides credit support (pursuant to the grant of a security interest or otherwise) for any obligation of the Company or any of its Subsidiaries under the Revolving Credit Facility and each future Restricted Subsidiary that guarantees or otherwise provides credit support (pursuant to the grant of a security interest or otherwise) for any obligation of the Company or any of its Subsidiaries under the Revolving Credit Facility will become a Guarantor of the Securities; provided, however, that any Restricted Subsidiary acquired after the Issue Date which is prohibited from entering into a Guarantee pursuant to restrictions contained in any debt instrument or other agreement in existence at the time such Restricted Subsidiary was so acquired and not entered into in anticipation or contemplation of such acquisition shall not be required to comply with the foregoing provisions of this Section so long as any such restriction is in existence and to the extent of any such restriction.

          Section 15.8 Subordination of Subrogation and Other Rights. Each Guarantor hereby agrees that any claim against the Company that arises from the payment, performance or enforcement of such Guarantor's obligations under its Guarantee or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of such Guarantor shall be made before, the payment in full in cash of all outstanding Securities in accordance with the provisions provided therefor in this Indenture.

          Section 15.9 Subordination of Guarantee. The Obligations of each Guarantor under its Guarantee are junior and subordinated to the prior payment in full of all Guarantor Senior Indebtedness of such Guarantor in the same fashion and to the same extent as the

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

Securities are junior and subordinated to Senior Indebtedness of the Company pursuant to this Indenture, including Article 17. For the purposes of the foregoing sentence, the Trustee and the Holders (i) shall have the right to receive and/or retain payments by, or other distributions of or in respect of the assets of, any of the Guarantors only under the same circumstances and at such times as they may receive and/or retain payments in respect of the Securities pursuant to this Indenture, including Article 17, and (ii) with respect to such Guarantees, shall be subject to all provisions of Article 17 as if such provisions specifically applied to the Guarantees as well as the Securities.

                                  ARTICLE 16.

                JURISDICTION AND CONSENT TO SERVICE OF PROCESS

          Section 16.1 Jurisdiction and Consent to Service of Process. (a) Each of the Company and the Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Securities, the Senior Subordinated Guarantees, this Indenture, or for recognition or enforcement of any judgment, and each of such Persons hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Company and the Guarantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Article 16 shall affect any right that any Holder or the Trustee may otherwise have to bring any action or proceeding relating to the Securities, the Senior Subordinated Guarantees, this Indenture Agreement against the Company, any Guarantor or their respective properties in the courts of any jurisdiction.

          (a) Each of the Company and the Guarantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Securities, the Senior Subordinated Guarantees or this Indenture in any New York State or Federal court. Each of the Company and the Guarantors hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (b) Each of the Company and the Guarantors irrevocably consents to service of process in the manner provided for notices in Section 1.5. Nothing in this Agreement will affect the right of any Holder or the Trustee to serve process in any other manner permitted by law.

                                  ARTICLE 17.

                          SUBORDINcATION OF SECURITIES

          Section 17.1   Securities Subordinated to Senior Indebtedness.

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

          The Company covenants and agrees, and the Trustee and each Holder of the Securities by his or her acceptance thereof likewise covenant and agree, that all Securities shall be issued subject to the provisions of this Article; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest on the Securities by the Company shall, to the extent and in the manner set forth in this Article, be subordinated and junior in right of payment to the prior payment in full of all amounts payable under all Senior Indebtedness.

          Section 17.2   No Payment on Securities in Certain Circumstances.

          (a) No direct or indirect payment by or on behalf of the Company of principal of or interest on the Securities, whether pursuant to the terms of the Securities, upon acceleration or otherwise, shall be made if, at the time of such payment, there exists a default in the payment of all or any portion of the obligations on any Designated Senior Indebtedness, whether at maturity, on account of mandatory redemption or prepayment, acceleration or otherwise (and the Trustee has received written notice thereof), and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Designated Senior Indebtedness. In addition, during the continuance of any non-payment default or non-payment event of default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated, and upon receipt by the Trustee of written notice (a "Payment Blockage Notice") from the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, then, unless and until such default or event of default has been cured or waived or has ceased to exist or such Designated Senior Indebtedness has been discharged or repaid in full, no direct or indirect payment shall be made by or on behalf of the Company of principal of or interest on the Securities, except from those funds held in trust for the benefit of the Holders of any Securities to such Holders, during a period (a "Payment Blockage Period") commencing on the date of receipt of such notice by the Trustee and ending 179 days thereafter.

          Notwithstanding anything herein or in the Securities to the contrary,
(x) in no event shall a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given and (y) in no event shall a Payment Blockage Notice be effective for purposes of this Section 17.2(a) unless and until 360 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice. Not more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days. No default or event of default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period may be, or be made, the basis for the commencement of any other Payment Blockage Period by the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such default or event of default has been cured or waived for a period of not less than 90 consecutive days.

          (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by Section 17.2(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Designated Senior Indebtedness or their respective representatives, or to the trustee or

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

trustees under any indenture pursuant to which any of such Designated Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Designated Senior Indebtedness that such prohibited payment has been made, the holders of the Designated Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing of the amounts then due and owing on the Designated Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Designated Senior Indebtedness.

          Section 17.3   Payment Over of Proceeds upon Dissolution, etc.

          (a) Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due with respect to Senior Indebtedness shall first be paid in full before the Holders of the Securities or the Trustee on behalf of such Holders shall be entitled to receive any payment by the Company of the principal of or interest on the Securities, or any payment to acquire any of the Securities for cash, property or securities, or any distribution with respect to the Securities of any cash, property or securities. Before any payment may be made by, or on behalf of, the Company of the principal of or interest on the Securities upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to
                                                                  --- ----
such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

          (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 17.3(a) and before all obligations in respect of Senior Indebtedness are paid in full, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective
                     --- ----
amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

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

          (c) For purposes of this Section, the words "cash, property or securities" shall not be deemed to include, so long as the effect of these clauses (x) and (y) is not to cause the Securities to be treated in any case or proceeding or similar event described in this Section as part of the same class of claims as the Senior Indebtedness or any class of claims on a parity with or senior to the Senior Indebtedness for any payment or distribution, (x) any payment or distribution of securities of the Company or any other corporation authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Securities to the Senior Indebtedness, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy, insolvency or other similar law, or (y) securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated, to at least the same extent as the Securities, to the payment of all Senior Indebtedness then outstanding (the securities described in clauses (x) and (y) being hereinafter referred to as "Subordinated Reorganization Securities");
                                  --------------------------------------
provided, however, that (i) if a new corporation results from such
--------  -------
reorganization or readjustment, such corporation assumes the Senior Indebtedness and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

          The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article 7 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 7.

          Section 17.4   Subrogation.

          Upon the payment in full of all Senior Indebtedness, or provision for payment, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company made on such Senior Indebtedness until the principal of and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article shall have been applied, pursuant to the provisions of this Article, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Senior Indebtedness.

          Section 17.5   Obligations of Company Unconditional.

          Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          Without limiting the generality of the foregoing, nothing contained in this Article shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 5.1 or to pursue any rights or remedies hereunder; provided, however, that all Senior Indebtedness then due and payable shall first be paid in full before the Holders of the Securities or the Trustee are entitled to receive any direct or indirect payment from the Company of principal of or interest on the Securities.

          Section 17.6    Notice to Trustee.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. The Trustee shall not be charged with knowledge of the existence of any default or event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its Corporate Trust Office to that effect signed by an Officer of the Company, or by a holder of Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article 6, be entitled to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 17.6 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 17.3. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness (or a trustee on behalf of,

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

or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

          In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 17.7 Reliance on Judicial Order or Certificate of Liquidating Agent.

          Upon any payment or distribution of assets or securities referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          Section 17.8   Trustee's Relation to Senior Indebtedness.

          The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (except as provided in Section 17.3(b)).

          Section 17.9 Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness.

          No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

          Section 17.10 Holders Authorize Trustee To Effectuate Subordination of Securities.

          Each Holder of Securities by his acceptance of such Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

          Section 17.11   This Article Not To Prevent Events of Default.

          The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article shall not be construed as preventing the occurrence of an Event of Default specified in clause (1) or (2) of Section 5.1.

          Section 17.12   Trustee's Compensation Not Prejudiced.

          Nothing in this Article shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

          Section 17.13   No Waiver of Subordination Provisions.

          Without in any way limiting the generality of Section 17.9, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness and (d) exercise or refrain from exercising any rights against the Company and any other Person.

          Section 17.14 Subordination Provisions Not Applicable to Money Held in Trust for Holders; Payments May Be Paid Prior to Dissolution.

          All money and U.S. Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Article 4 shall be for the sole benefit of the Holders and shall not be subject to this Article 17.

          Nothing contained in this Article or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Section 17.2, from making payments of principal of and interest on the Securities, or from depositing with the Trustee any moneys for such payments or from effecting a termination of the Company's and the Guarantors' obligations under the Securities and the Indenture as provided in Article 4, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest on the Securities, to the holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 17.2(b) or in Section 17.6. The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

          Section 17.15   Acceleration of Securities.

          If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of the Senior Indebtedness of the acceleration.

                                  ARTICLE 18.

                   LEGAL DEFEASANCE AND COVENANT DEFEASANCE

          Section 18.1 Option to Effect Legal Defeasance or Covenant Defeasance. The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 18.2 or 18.3 hereof be applied to all outstanding Securities and all outstanding Security Guarantees upon compliance with the conditions set forth below in this Article 18.

          Section 18.2 Legal Defeasance and Discharge. Upon the Company's exercise under Section 18.1 hereof of the option applicable to this Section 18.2, the Company shall, subject to the satisfaction of the conditions set forth in Section 18.4 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Securities and the Guarantors shall, subject the satisfaction of the conditions set forth in Section 18.4 hereof, be deemed to have been discharged from their obligations with respect o all outstanding Security Guarantees on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means
               ----------------
that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities and the Guarantors shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Security Guarantees, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 18.5 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all their other obligations under such Securities and Security Guarantees and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 18.4 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest and Liquidated Damages, if any, on such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Article 3 and Section 9.2 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and
(d) this Article 18. Subject to compliance with this Article 18, the Company may exercise its option under this Section 18.2 notwithstanding the prior exercise of its option under Section 18.3 hereof.

          Section 18.3   Covenant Defeasance.  Upon the Company's exercise
under Section 18.1 hereof of the option applicable to this Section 18.3, the Company and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 18.4 hereof, be released from their obligations under the certain covenants as to be specified in the relevant supplemental indenture with respect to the outstanding Securities on and after the date the conditions set forth in Section 18.4 are satisfied (hereinafter, "Covenant Defeasance"), and
                                                   -------------------
the Securities shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply not including non-payment, bankruptcy, receivership, rehabilitation and insolvency events shall not constitute a Default or an Event of Default under Section 5.1 hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 18.1 hereof of the option applicable to this Section 18.3 hereof, subject to the satisfaction of the conditions set forth in Section 18.4 hereof, Sections 5.1(d) through (f) hereof shall not constitute Events of Default.

          Section 18.4 Conditions of Legal or Covenant Defeasance. The following shall be the conditions to the application of either Section 18.2 or
18.3 hereof to the outstanding Securities:

          In order to exercise either Legal Defeasance or Covenant Defeasance:

          (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Securities, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest and Liquidated Damages, if any, on the outstanding Securities on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Securities are being defeased to maturity or to a particular redemption date;

          (b) in the case of an election under Section 18.2 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (c) in the case of an election under Section 18.3 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

          (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

          (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

          (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Securities over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

          (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

          Section 18.5 Deposited Money and Government Securities to be Held in Trust; Other Miscellaneous Provisions. Subject to Section 18.6 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 18.5, the "Trustee") pursuant to Section 18.4 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 18.4 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

          Anything in this Article 18 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 18.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 18.4(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

          Section 18.6 Repayment to Company. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent,
                 --------  -------
before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 18.7 Reinstatement. If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 18.2 or 18.3 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 18.2 or 18.3 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 18.2 or 18.3 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of,
--------  -------
premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                 ____________________________________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                 OWENS & MINOR, INC.

                                 By:_____________________________
                                 Name:   Craig R. Smith
                                 Title: President and Chief Operating Officer

Attest:


___________________________
Name: Richard F. Bozard
            Title: Vice President and Treasurer

                               Each of the Guarantors Listed on Schedule I hereto, as Guarantor of the Securities

                               By*:___________________________
                               Name:   Craig R. Smith
                               Title: President and Chief Operating Officer


                               SUNTRUST BANK

                               By:_____________________________
                               Name:
                               Title:


_________________________
     *    Signing a duly authorized officer for each Guarantor.

SCHEDULE I


     GUARANTORS


Name of Guarantor                                      State of Organization
-------------------------------------------------   ----------------------------
Owens & Minor Medical, Inc.                                   Virginia
Owen's & Minor West, Inc.                                     California
Koley's Medical Supply, Inc.                                  Nebraska
National Medical Supply Corporation                           Delaware
Stuart Medical, Inc.                                          Pennsylvania

                                      A1